As filed with the Securities and Exchange Commission on October 29, 1996.
                                                         File Nos.
                                                           2-99112
                                                          811-4356

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.  14

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   14

                          FRANKLIN CALIFORNIA TAX-FREE TRUST
                  (Exact Name of Registrant as Specified in Charter)

                    777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
                 (Address of Principal Executive Offices) (Zip Code)

          Registrant's Telephone Number, Including Area Code (415) 312-2000

           HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
                  (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on November 1, 1996 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(i)
   [ ] on (date) pursuant to paragraph (a)(i)
   [ ] 75 days after filing pursuant to paragraph (a)(ii)
   [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

As part of its initial registration statement, the registrant has elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and hereby continues such election. The registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on August 29, 1996.

                          FRANKLIN CALIFORNIA TAX-FREE TRUST
                                CROSS REFERENCE SHEET
                                      FORM N-1A

                    PART A: INFORMATION REQUIRED IN THE PROSPECTUS
                   Franklin California Insured Tax-Free Income Fund
                      Franklin California Tax-Exempt Money Fund

N-1A                                   Location in
ITEM NO.     ITEM                      REGISTRATION STATEMENT

1.     Cover Page                  Cover Page

2.     Synopsis                    "Expense Summary"

3.     Condensed Financial         "Financial Highlights"; "How does the Fund
       Information                 Measure Performance?"

4.     General Description         "How is the Trust   Organized?"; "How does
                                   the Fund Invest its Assets?"; "What are the Fund's Potential Risks?"

5.     Management of Trust         "Who Manages the Fund?"

5A.    Management's Discussion     Contained in Registrant's Annual Report to
       of Fund Performance         Shareholders

6.     Capital Stock and Other     "How is the Trust Organized?"; "Services to
       Securities                  Help You Manage Your Account"; "What
                                   Distributions Might I Receive from the
                                   Fund?"; "How Taxation Affects You and the
                                   Fund"

7.     Purchase of Securities      "How Do I Buy Shares?"; "May I Exchange
       Being Offered               Shares for Shares of Another Fund?";
                                   "Transaction Procedures and Special
                                   Requirements"; "Services to Help You Manage
                                   Your Account"; "Who Manages the Fund?";
                                   "Useful Terms and Definitions"

8.     Redemption or Repurchase    "May I Exchange Shares for Shares of Another
                                   Fund?"; "How Do I Sell Shares?";
                                   "Transaction Procedures and Special
                                   Requirements"; "Services to Help You Manage
                                   Your Account"

9.     Pending Legal Proceedings   Not Applicable


                          FRANKLIN CALIFORNIA TAX-FREE TRUST
                                CROSS REFERENCE SHEET
                                      FORM N-1A

                    PART A: INFORMATION REQUIRED IN THE PROSPECTUS
              Franklin California Intermediate-Term Tax-Free Income Fund

N-1A                                   Location in
ITEM NO.     ITEM                      REGISTRATION STATEMENT

1.     Cover Page                  Cover Page

2.     Synopsis                    "Expense Summary"

3.     Condensed Financial         "Financial Highlights"; "How does the Fund
       Information                 Measure Performance?"

4.     General Description         "How does the Fund Invest its Assets?";
                                   "What are the Fund's Potential Risks?"

5.     Management of Trust         "Who Manages the Fund?"

5A.    Management's Discussion     Contained in Registrant's Annual Report to
       of Fund Performance         Shareholders

6.     Capital Stock and Other     "How is the Trust Organized?"; "Services to
       Securities                  Help You Manage Your Account"; "What
                                   Distributions Might I Receive from the
                                   Fund?"; "How Taxation Affects You and the
                                   Fund"

7.     Purchase of Securities      "How Do I Buy Shares?"; "May I Exchange
       Being Offered               Shares for Shares of Another Fund?";
                                   "Transaction Procedures and Special
                                   Requirements"; "Services to Help You Manage
                                   Your Account"; "Who Manages the Fund?";
                                   "Useful Terms and Definitions"

8.     Redemption or Repurchase    "May I Exchange Shares for Shares of Another
                                   Fund?"; "How Do I Sell Shares?";
                                   "Transaction Procedures and Special
                                   Requirements"; "Services to Help You Manage
                                   Your Account"

9.     Pending Legal Proceedings   Not Applicable


                          FRANKLIN CALIFORNIA TAX-FREE TRUST
                                CROSS REFERENCE SHEET
                                      FORM N-1A

                         Part B: Information Required in the
                         STATEMENT OF ADDITIONAL INFORMATION

N-1A                                   Location in
ITEM NO.     ITEM                      REGISTRATION STATEMENT

10.     Cover Page                  Cover Page

11.     Table of Contents           Contents

12.     General Information and     Not Applicable
        History

13.     Investment Objectives and   "How does the Fund Invest its Assets?";
        Policies                    Investment Restrictions"

14.     Management of the Trust     "Officers and Trustees"; "Investment
                                    Advisory and Other Services?

15.     Control Persons and         "Officers and Trustees"; "Investment
        Principal Holders of        Advisory and Other Services"; "Miscellaneous
        Securities                  Information"

16.     Investment Advisory and     "Investment Advisory and Other Services";
        Other Services              "The Fund's Underwriter"

17.     Brokerage Allocation        "How does the Fund Buy Securities for its
                                    Portfolio?"

18.     Capital Stock and Other     See Prospectus "How is the Trust Organized?"
        Services

19.     Purchase, Redemption        "How Do I Buy, Sell and Exchange Shares?";
        Pricing of Securities       "How are Fund Shares Valued?"; "Financial
        Being Offered               Statements"

20.     Tax Status                  "Additional Information on Distributions and
                                    Taxes"

21.     Underwriters                "The Fund's Underwriter"

22.     Calculation of              "How does the Fund Measure Performance?"
        Performance Data

23.     Financial Statements        "Financial Statements"



PROSPECTUS & APPLICATION

FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT STRATEGY

TAX-FREE INCOME

NOVEMBER 1, 1996

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

This prospectus describes the Franklin California Insured Tax-Free Income Fund (the "Insured Fund") and the Franklin California Tax-Exempt Money Fund (the "Money Fund"), each of which may collectively or separately be referred to hereafter as the "Funds" or "Fund." It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI, dated November 1, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

AN INVESTMENT IN THE MONEY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE MONEY FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, ALTHOUGH NO ASSURANCE CAN BE GIVEN THAT IT WILL BE ABLE TO DO SO.

THE MONEY FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER, THUS AN INVESTMENT IN THE MONEY FUND MAY INVOLVE MORE RISK THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ALL INSURED SECURITIES NOT INSURED BY THE ISSUER WILL BE INSURED BY A QUALIFIED MUNICIPAL BOND INSURER. AN INVESTMENT IN THE INSURED FUND IS NOT INSURED BY THE U.S. GOVERNMENT OR THE STATE OF CALIFORNIA.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN

CALIFORNIA TAX-FREE TRUST

NOVEMBER 1, 1996

WHEN READING THIS PROSPECTUS, YOU WILL SEE TERMS THAT ARE CAPITALIZED. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ...............................................          2
Financial Highlights ..........................................          3
How does the Fund Invest its Assets? ..........................          6
What are the Fund's Potential Risks? ..........................         15
Who Manages the Fund? .........................................         17
How does the Fund Measure Performance? ........................         20
How Taxation Affects You and the Fund .........................         21
How is the Trust Organized? ...................................         23

ABOUT YOUR ACCOUNT

How Do I Buy Shares? - Money Fund .............................         24
How Do I Buy Shares? - Insured Fund ...........................         26
May I Exchange Shares for Shares of Another Fund? .............         31
How Do I Sell Shares? .........................................         34
What Distributions Might I Receive from the Fund? .............         37
Transaction Procedures and Special Requirements ...............         39
Services to Help You Manage Your Account ......................         44

GLOSSARY

Useful Terms and Definitions ..................................         47

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the the historical expenses of the Money Fund and each class of the Insured Fund for the fiscal year ended June 30, 1996. Your actual expenses may vary.

                                                INSURED      INSURED
                                                 FUND         FUND         MONEY
A.Shareholder Transaction Expenses+             CLASS I      CLASS II      FUND
   Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)           4.25%++       2.00%+++    NONE

    Paid at time of purchase                     4.25%         1.00%       NONE

    Paid at redemption
    (as a percentage of net amount invested)     NONE++++      1.00%++++   NONE

  Exchange Fee (per transaction)                 NONE          NONE        5.00*

B.Annual Fund Operating Expenses
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fees                                  .47%         .47%        .49%

  12b-1 Fees                                       .08%**       .65%**     NONE

  Other Expeses                                    .05%         .05%        .14%

  Total Fund Operating Expenses                    .60%         1.17%       .63%

C. EXAMPLE

   The following example assumes the annual return for each class is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.
                              1 YEAR         3 YEARS     5 YEARS      10 YEARS

INSURED  FUND - CLASS I       $48***           $61         $75          $114

INSURED FUND - CLASS II       $32              $47         $74          $151

MONEY FUND                    $ 6              $20         $35          $ 79

   For the same Insured Fund Class II investment, you would pay projected expenses of $22 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more in Class I shares.

+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."

++++A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more if you sell the shares within one year and any Class II purchase if you sell the shares within 18 months. See "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**These fees may not exceed 0.10% for Class I and 0.65% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

CLASS I

YEAR ENDED JUNE 30                    1996      1995      1994     1993     1992      1991      1990     1989      1988      1987
PER SHARE OPERATING PERFORMANCE
Net Asset Value at
 Beginning of Period                $11.95    $11.74   $12.30    $11.67   $11.26    $11.17   $11.27    $10.53    $10.64   $11.21
Net Investment Income                 0.666     0.68     0.68      0.69     0.70      0.74     0.74      0.74      0.72     0.73
Net Realized &
Unrealized Gain
 (Loss) on Securities                 0.062     0.204   (0.562)    0.636    0.457     0.094   (0.104)    0.710    (0.080)  (0.446)
Total From Investment
 Operations                           0.728     0.884    0.118     1.326    1.157     0.834    0.636     1.450     0.640    0.284
Dividends From
 Net Investment Income               (0.668)   (0.674)  (0.678)   (0.696)  (0.747)   (0.744)  (0.736)   (0.710)   (0.750)  (0.815)
 Net Asset Value at
  End of Period                     $12.01    $11.95   $11.74    $12.30   $11.67    $11.26   $11.17    $11.27    $10.53   $10.64
Total Return*                         6.18%     7.80%    0.67%    11.47%   10.32%     7.45%    5.59%    13.97%     6.06%    1.97%
RATIOS/SUPPLEMENTAL DATA
Net Assets at
 End of Year (in 000's)         $1,588,631  $1,468,080$1,450,821$1,363,623 $967,745  $471,997  $306,531 $248,336  $208,291 $161,661
Ratios of Expenses
 to Average Net Assets                0.60%     0.59%    0.54%     0.53%    0.55%     0.57%    0.59%     0.61%     0.62%    0.68%
Ratio of Net Income
 to Average Net Assets                5.50%     5.77%    5.53%     5.82%    6.16%     6.48%    6.63%     6.79%     6.91%    6.11%
Portfolio Turnover Rate              14.22%    11.85%    6.98%     8.28%    3.50%     4.20%   10.41%    28.56%    19.33%   18.55%

Class II
YEAR ENDED JUNE 30                                   1996      1995**
PER SHARE OPERATING PERFORMANCE
Net Asset Value at Beginning of Period             $11.99    $11.88
Net Investment Income                                0.600     0.110
Net Realized & Unrealized Gain (Loss) on Securities  0.075     0.103
Total From Investment Operations                     0.675     0.213
Dividends From Net Investment Income                (0.595)   (0.103)
Net Asset Value at End of Period                   $12.07    $11.99
Total Return*                                        5.70%     1.79%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Year (in 000's)              $18,458        $507
Ratios of Expenses to Average Net Assets             1.17%     1.17%***
Ratio of Net Investment Income to Average Net Assets 4.96%     5.03%***
Portfolio Turnover Rate                             14.22%    11.85%

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND:

YEAR ENDED JUNE 30                   1996      1995      1994      1993     1992      1991      1990     1989      1988      1987
PER SHARE OPERATING PERFORMANCE
Net Asset Value at
 Beginning of Period                $1.00     $1.00    $1.00      $1.00    $1.00     $1.00    $1.00     $1.00     $1.00    $1.00
Net Investment Income                0.028     0.029    0.018      0.021    0.031     0.045    0.055     0.055     0.046    0.039
Net Realized &
 Unrealized Gain
 (Loss) on Securities                  --        --        --        --       --        --        --       --        --        --
Total From
 Investment Operations               0.028     0.029    0.018      0.021    0.031     0.045    0.055     0.055     0.046    0.039
Dividends From
 Net Investment Income              (0.028)   (0.029)  (0.018)    (0.021)  (0.031)   (0.045)  (0.055)   (0.055)   (0.046)  (0.039)
Net Asset Value at
 End of Period                      $1.00     $1.00    $1.00      $1.00    $1.00     $1.00    $1.00     $1.00     $1.00    $1.00
Total Return*                        2.85%     2.94%    1.83%      2.08%    3.17%     4.58%    5.61%     5.67%     4.67%    3.97%
RATIOS/SUPPLEMENTAL DATA
Net Assets at
 End of Year (in 000's)          $597,819  $642,157  $754,121  $652,864  $759,24  $953,738  $1,039,389 $807,326  $681,095  $358,964
Ratios of Expenses to
 Average Net Assets                  0.63%     0.64%    0.61%      0.62%    0.60%     0.57%    0.55%     0.55%     0.58%    0.63%
Ratio of Net Investment
 Income to Average Net Assets        2.83%     2.88%    1.82%      2.07%    3.14%     4.47%    5.36%     5.57%     4.56%    4.09%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the Insured Fund's maximum front-end sales charge or the Contingent Deferred Sales Charge and assumes reinvestment of dividends and capital gains, if any, at Net Asset Value.

**For the period May 1, 1995 to June 30, 1995

***Annualized

HOW DOES THE FUND INVEST ITS ASSETS?

The Money Fund is a mutual fund that is commonly known as a "money market fund." The Money Fund's managers attempt to maintain a share value of $1, but there is no guarantee that this can be accomplished. At least 65% of the Insured Fund's total assets will be invested in insured Municipal Securities. As discussed in fuller detail below, these insurance policies are intended to insure that the scheduled amount of principal and interest on each Municipal Security is paid when due.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes of California as is consistent with prudent investment management and the preservation of shareholders' capital. The Money Fund also seeks liquidity in its investments. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objectives will be achieved.

While both Funds will invest primarily in California Municipal Securities, they have differing policies with respect to the maturity lengths, quality ratings, and other aspects of the securities in which they invest.

The Fund, under normal market conditions, will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in securities that pay interest exempt from federal income taxes, including the alternative minimum tax, and from the personal income taxes of California. It is possible, although not anticipated, that up to 20% of the Fund's net assets could be in taxable obligations. An opinion as to the tax-exempt status of a Municipal Security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

At least 65% of the Fund's total assets will be invested in Municipal Securities and obligations issued by or on behalf of California, its local governments, municipalities, authorities, agencies and political subdivisions. It is possible, although not anticipated, that up to 35% of the Fund's total assets may be in qualifying Municipal Securities and obligations of a state or territory other than California.

At least 65% of the Insured Fund's total assets will be invested in insured Municipal Securities. The Insured Fund is permitted to invest up to 35% of its total assets in Municipal Securities secured by an escrow or trust account consisting of U.S. government obligations, without obtaining insurance. At the time insurance is obtained, the insurer evaluates the security using quality standards that are independently determined by the insurer. Normally insured Municipal Securities carry one of the top three ratings by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's") or Fitch Investors Service ("Fitch") (triple A, double A and single A). An insurer may also insure Municipal Securities that are unrated or have lower ratings but that meet its quality standards based on its own internal research and analysis. (See "Insurance.") If the rating on an issue held in the Insured Fund's portfolio is changed by a rating agency, this event will be considered by the Insured Fund in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

Pending investment in longer-term Municipal Securities, the Insured Fund also may invest up to 35% of its total assets in short-term, tax-exempt instruments, without obtaining insurance, if these instruments carry the highest rating by Moody's, S&P or Fitch. For a description of these ratings, please see "Description of Ratings" in the Appendix to the SAI.

For temporary defensive purposes, the Fund may invest up to 100% of its net assets in obligations that pay interest that may be subject to federal income tax, including the alternative minimum tax.

Also for temporary defensive purposes the Fund may invest up to 100% of its net assets in Municipal Securities and obligations of state and local governments other than California. For the Insured Fund, any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or in the highest quality commercial paper rated P-1, A-1 or F-1 by Moody's, S&P or Fitch. For the Money Fund, such temporary investments in taxable obligations will be limited substantially to U.S. government securities, commercial paper rated in the highest grade (P-1, A-1 or F-1) by Moody's, S&P or Fitch, or in obligations of U.S. banks with assets of $1 billion or more.

WHAT INVESTMENTS DOES THE FUND MAKE?

The Money Fund follows certain procedures required by federal securities laws with respect to the quality, maturity and diversification of its investments and thus, only invests in Eligible Securities. These procedures are designed to help maintain a stable $1.00 share price. The Money Fund maintains a dollar weighted average maturity of the securities in its portfolio of 90 days or less.

Municipal Securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of Municipal Securities are issued to provide funding for privately operated facilities.

The Insured Fund has no restrictions on the maturities of Municipal Securities in which it may invest. The Insured Fund will seek to invest in Municipal Securities with maturities that, in Advisers' judgment, will provide a high level of current income consistent with prudent investing. Advisers will also consider current market conditions and the cost of the insurance obtainable on the securities.

It is possible that the Fund from time to time will invest more than 25% of its assets in a particular segment of the Municipal Securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In these circumstances, economic, business, political, or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on Municipal Securities vary, depending on a variety of factors including the general condition of the financial and Municipal Securities markets, the size of a particular offering, the maturity of the obligation, and the credit rating of the issuer. Generally, Municipal Securities with longer maturities produce higher current yields than Municipal Securities with shorter maturities. Prices of longer term securities, however, typically fluctuate more than those of short term securities due to changes in interest rates, tax laws and other general market conditions. Lower-rated Municipal Securities generally produce a higher yield than higher-rated Municipal Securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations. Although the cost of insurance to the Insured Fund reduces that Fund's yield, one of the objectives of such insurance is to obtain a higher yield than would be available if all securities in the Insured Fund's portfolio were rated triple A or its equivalent without the benefit of any insurance.

FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may buy floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Although it is not a put option in the usual sense, such a demand feature is sometimes known as a "put."

The Money Fund may invest in VRDNs carrying stated maturities in excess of one year at the date of purchase by the Fund if such obligations carry demand features that comply with the conditions of rules adopted by the SEC. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by Advisers under the supervision of the Board, also be equivalent to the quality standards set forth above.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may buy and sell Municipal Securities on a "when-issued" and "delayed delivery" basis. The price is subject to market fluctuation, and the value at delivery may be more or less than the purchase price.

CALLABLE BONDS. The Fund may buy and hold callable municipal bonds that contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price. This price typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time when the bonds may not be called) that usually lasts for 5 to 10 years, after which time these bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of the bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which the bonds were redeemed.

CERTIFICATES  OF   PARTICIPATION.   The  Fund  may  invest  in  municipal  lease
obligations, primarily through certificates of participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities that are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to buy the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature that distinguishes COPs from municipal debt is that the lease which is the subject of the transaction contains a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by the Insured Fund's policy of investing only in insured COPs and the Money Fund's investing only in COPs in the two highest rating categories of Moody's, S&P, or Fitch, or in unrated COPs believed by Advisers to be of comparable quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of June 30, 1996, the Insured Fund held 16.08% and the Money Fund held 5.83% of the total face amount of the securities in their portfolios in COPs and other municipal leases.

OTHER INVESTMENT POLICIES OF THE FUNDS

BORROWING. The Fund may borrow from banks and pledge up to 5% of its total assets for temporary or emergency purposes.

REPURCHASE TRANSACTIONS (MONEY FUND ONLY). The Money Fund may engage in repurchase transactions in which it buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Money Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Money Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Money Fund might also incur disposition costs in liquidating the collateral. The Money Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by the Money Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Money Fund by a custodian approved by the Board and will be held pursuant to a written agreement.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

INSURANCE (INSURED FUND ONLY)

Except as indicated, each insured Municipal Security in the portfolio of the Insured Fund will be covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" or a "Secondary Insurance Policy" issued by a qualified municipal bond insurer.

These policies are intended to insure that the scheduled amount of principal and interest on each Municipal Security is paid when due. The insurance of principal refers to the face or par value of each security and is not affected by the price paid by the Fund for the security or its market value. Each insured Municipal Security is secured by an insurance policy from any one of several qualified insurance companies, which allows Advisers to diversify among credit enhancements. The Fund will acquire Municipal Securities secured by an insurance policy only where the claims paying ability of the insurer is rated triple A or the equivalent by S&P, Moody's or Fitch.

NEW ISSUE INSURANCE POLICY. New Issue Insurance Policies, if any, are obtained by the issuers of the Municipal Securities and all premiums for these securities are paid in advance by these issuers. These policies are non-cancelable and will continue in force so long as the Municipal Securities are outstanding and the respective insurers remain in business. Since New Issue Insurance Policies remain in effect as long as the securities are outstanding, the insurance may affect the resale value of securities in the Fund's portfolio. While New Issue Insurance Policies may be considered to represent an element of the market value of insured Municipal Securities, the exact effect, if any, of this insurance cannot be estimated. As stated earlier, the Fund will acquire securities subject to New Issue Insurance Policies only where the claims paying ability of the insurer thereof is rated triple A or the equivalent by S&P, Moody's or Fitch.

In determining whether to insure any Municipal Security, the insurer has applied its own standards, which are not necessarily the same as the criteria used in regard to the selection of securities by Advisers. A contract to buy an insured Municipal Security is only entered into if there is either permanent insurance in place or an irrevocable commitment to insure the Municipal Security by a qualified insurer.

PORTFOLIO INSURANCE POLICY. The Portfolio Insurance Policy obtained by the Fund from a qualified municipal bond insurer is effective only so long as the Fund is in existence, the insurer is still in business and meeting its obligations, and the Municipal Securities described in the policy continue to be held by the Fund. In the event of a sale of any Municipal Security by the Fund or payment thereof before maturity, the Portfolio Insurance Policy terminates as to that Municipal Security.

The Portfolio Insurance Policy obtained by the Fund may be canceled for failure to pay the premium. Nonpayment of premiums on this policy will also permit the insurer to take action against the Fund to recover premium payments due. The insurer cannot cancel coverage already in force with respect to Municipal Securities owned by the Fund and covered by the Portfolio Insurance Policy, however, except for nonpayment of premiums.

Premium rates for each issue of securities covered by the Portfolio Insurance Policy may not be changed regardless of the issuer's ability or willingness to pay. The insurance premiums are payable monthly by the Fund and are adjusted for purchases and sales of covered securities during the month. In the event that a portfolio holding that has been covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance is no longer required. Any security for which insurance is canceled, other than as provided herein, will be sold by the Fund as promptly thereafter as possible.

The premium on the Fund's Portfolio Insurance Policy is an expense item included in the Fund's average annual expenses. The average annual premium rate for the Portfolio Insurance Policy is determined by dividing the amount of the Fund's annual Portfolio Insurance Policy premium by the face amount of the insured bonds in its investment portfolio covered by that policy. Because premiums are paid from the Fund's assets, they reduce the current yield on the portfolio. When the Fund buys a Secondary Insurance Policy (discussed below), the single premium is added to the cost basis of the Municipal Security and is not considered an expense item of the Fund.

SECONDARY INSURANCE POLICY. The Fund may at any time buy from the provider of a Portfolio Insurance Policy a permanent Secondary Insurance Policy on any Municipal Security so insured and held by the Fund. The coverage and obligation of the Fund to pay monthly premiums under a Portfolio Insurance Policy ceases when a Secondary Insurance Policy is purchased on such security.

By buying a Secondary Insurance Policy and paying the premium, the Fund obtains similar insurance against nonpayment of scheduled principal and interest for the remaining term of the security. This insurance coverage is noncancellable and continues in force as long as the securities so insured are outstanding. One of the reasons to acquire this policy is to enable the Fund to sell the portfolio security to a third party as a triple A rated or equivalent insured security at a market price higher than what otherwise might be obtainable if the security was sold without the insurance coverage. This rating is not automatic, however, and must specifically be requested from Moody's, S&P or Fitch for each bond. Such a policy is likely to be purchased if, in the opinion of Advisers, the market value or net proceeds of a sale by the Fund may exceed the current value of the security (without insurance) plus the cost of the policy. Any difference between the excess of a security's market value as a triple A-rated or equivalent security over its market value without such rating, including the single premium cost, inures to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the portfolio security. The Fund may buy insurance under a Secondary Insurance Policy in lieu of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying Municipal Security, if Advisers believes such insurance would best serve the Fund's interests in meeting its objective and policies.

Since under the original agreement to obtain a temporary insurance policy the Fund has the right to buy a permanent Secondary Insurance Policy even if the security is currently in default as to any payments by the issuer, the Fund has the opportunity to sell the security rather than hold it in its portfolio in order to continue in force the applicable Portfolio Insurance Policy, as discussed below.

Because coverage under the Portfolio Insurance Policy ends upon the sale of a security from the Fund's portfolio, this insurance does not affect the resale value of the securities. Therefore, the Fund may retain any Municipal Securities insured under a Portfolio Insurance Policy that are in default or in significant risk of default, and place a value on the insurance that will be equal to the difference between the market value of the defaulted securities and the market value of similar securities that are not in default. (See "How Are Fund Shares Valued?") While a defaulted Municipal Security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on it, but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

MUNICIPAL SECURITIES BACKED BY ESCROW OR TRUST ACCOUNTS. The Fund may also own, without insurance coverage, Municipal Securities for which an escrow or trust account has been established pursuant to the documents creating the Municipal Security. The escrow or trust account must contain sufficient securities backed by the U.S. government's full faith and credit pledge to secure the payment of principal and interest on such bonds.

MUNICIPAL BOND INSURERS. A "qualified municipal bond insurer" refers to companies whose charter limits their risk assumption to insurance of financial obligations only. This precludes assumption of other types of risk, such as life, medical, fire and casualty, auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guaranties in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. New York State, which is one of the most active regulators, requires a minimum capital base of $72.5 million for a new primary bond insurer. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Fund nor Advisers makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

Currently, there are no bonds in the Fund's portfolios on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond. The SAI contains more information on municipal bond insurers.

WHAT ARE THE FUND'S POTENTIAL RISKS?

MONEY FUND ONLY. The Money Fund's investments are concentrated in securities issued by or on behalf of California, its local governments, municipalities, authorities, agencies and political subdivisions, thus an investment in the Money Fund may involve more risk than an investment in a money market fund that does not concentrate its investment in securities relating to a single state. In addition, the Money Fund invests in securities backed by guarantees from foreign and domestic banks and other financial institutions. The Money Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Money Fund and affect the stability of its share price.

INSURED FUND ONLY. The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond market as a whole. THE INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF THE MUNICIPAL SECURITIES AND, EXCEPT AS INDICATED IN THIS PROSPECTUS, HAS NO EFFECT ON THE NET ASSET VALUE, REDEMPTION PRICE, OR DIVIDENDS PAID BY THE FUND.

CREDIT AND MARKET RISK. Credit risk is a function of the ability of an issuer of a Municipal Security to make timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a Municipal Security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a Municipal Security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A Municipal Security's maturity length also affects its price. Generally, when interest rates rise, the value of a Municipal Security will fall, and vice versa. The short duration of the Eligible Securities in which the Money Fund invests generally reduces this price fluctuation.

INTEREST RATE RISK. Changes in interest rates will affect the value of each Fund's portfolio and the share price of the Insured Fund. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Insured Fund's shares. Interest rates have increased and decreased in the past.These changes are unpredictable and may happen again in the future.

DIVERSIFICATION RISK. With respect to 75% of the Fund's net assets, the Fund will not, as a fundamental policy, buy a security if, as a result of the investment, more than 5% of its assets would be in the securities of any single issuer (with the exception of obligations of the U.S. government). For this purpose, each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. A bond for which the payment of principal and interest is secured by an escrow account of securities backed by the full faith and credit of the U.S. government ("defeased"), as described in the SAI, will not generally be treated as an obligation of the original municipality for purposes of determining diversification.

SPECIAL FACTORS AFFECTING CALIFORNIA

Some of the economic factors that may affect California are summarized below. The information is based primarily on information from credit reports and public documents relating to securities offerings of California state and municipal issuers. This information has not been independently verified by the Fund nor is it intended to be comprehensive. More information is included in the SAI.

California constitutional and other laws affect the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed after Proposition 13 went into effect, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, it would provide enough revenue for California issuers to pay their obligations. The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of a limit imposed for each state and local government entity. If revenues exceed the appropriations limit, those revenues must be returned either as revisions in the tax rates or fee schedules.

The national recession of the late 1980s severely affected California and its effects have lingered. The magnitude of California's military-industrial complex and effects of the recession resulted in a loss of more than 700,000 jobs. During 1994, however, the state's economy paralleled the broad-based expansion occurring on the national level. In 1995 the state's economy outperformed expectations, with job growth rate exceeding the national average. Over 300,000 new jobs were added in 1995, with continued growth expected in 1996-97. The unemployment rate as of March 1996 was 7.7%. The per capita income for the state, adjusted for inflation, is not expected to return to pre-recession levels until sometime in 1997.

In early July 1994, both S&P and Moody's had lowered the bond ratings A+ to A and Aa to A1, respectively. In July 1996, S&P raised the credit rating on California's municipal and general obligation bonds from A to A+. This upward revision reflects the state's economic improvement and a balanced 1996-1997 budget.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Trust and elects its officers. The officers are responsible for each Fund's day-to-day operations. The Board also monitors the Insured Fund to ensure no material conflicts exist between the two classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers is the investment manager of the Fund and other funds with aggregate assets of over $82 billion, including $43 billion in the Municipal Securities market. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Don Duerson, John Pomeroy and Stella Wong since 1986, Thomas Kenny since 1994, and Bernard Schroer since 1987.

Don Duerson
Vice President of Advisers

Mr. Duerson has a Bachelor of Science degree in business and public administration from the University of Arizona. He has been in the securities industry since 1956 and has been with Franklin since 1986. He is a member of several industry-related committees and associations.

Thomas Kenny
Senior Vice President of Advisers

Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in finance from Golden Gate University and a Bachelor of Arts degree in business and economics from the University of California at Santa Barbara. He joined Franklin in 1986. He is a member of several Municipal Securities industry-related committees and associations.

John Pomeroy
Portfolio Manager of Advisers

Mr. Pomeroy holds a Bachelor of Arts degree in business administration from San Francisco State University. He joined Advisers in 1986. He is a member of several securities industry-related committees and associations.

Bernard Schroer
Vice President of Advisers

Mr. Schroer holds a Bachelor of Arts degree in finance from Santa Clara University. He joined Advisers in 1987. He is a member of several Municipal Securities industry-related committees and associations.

Stella Wong
Portfolio Manager of Advisers

Ms. Wong holds a Master's degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in business administration from San Francisco State University. She joined Advisers in 1986. She is a member of several securities industry-related committees and associations.

SERVICES PROVIDED BY ADVISERS. Advisers manages each Fund's assets and makes its investment decisions. FT Services, the Fund's administrator, provides certain administrative facilities and services for each Fund, pursuant to a subcontract with Advisers. Please see "Investment Management and Other Services" and
"Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Funds' Code of Ethics.

MANAGEMENT FEES. During the fiscal year ended June 30, 1996, management fees totaling 0.49% and 0.47%, respectively, of the average monthly net assets of the Money Fund and the Insured Fund were paid to Advisers. Total expenses of Class I and Class II shares of the Insured Fund, including fees paid to Advisers, were 0.60% and 1.17%, respectively. Total expenses of the Money Fund, including fees paid to Advisers, were 0.63%.

PORTFOLIO TRANSACTIONS. Advisers obtains the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

THE RULE 12B-1 PLANS (INSURED FUND)

Each class has a distribution plan or "Rule 12b-1 Plan" under which it may pay or reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the Class I plan may not exceed 0.10% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Money Fund and each class of the Insured Fund advertise their performance.

MONEY FUND

The more commonly used measures of performance are current and effective yield. The Fund may also advertise its taxable-equivalent yield and effective yield.

Current yield shows the income per share earned by the Fund. When the yield is calculated assuming that income earned is reinvested, it is called an effective yield. The taxable-equivalent yield and effective yield show the before-tax yield or effective yield that would have to be earned from a taxable investment to equal the Fund's yield or effective yield, assuming one or more tax rates.

INSURED FUND

The more commonly used measures of performance are total return, current yield and current distribution rate. Each class may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the yield or distribution rate of the class, assuming one or more tax rates.

INSURED FUND AND MONEY FUND

The investment results of the Money Fund and each class of the Insured Fund will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, each Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to you. To the extent that dividends are derived from interest income from debt obligations of California or its political subdivisions or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands and Guam) which are exempt from regular federal and California personal income tax, they will not be subject to either federal or California personal income tax when received by you. The pass-through of exempt-interest dividends is allowed only if the Fund meets the federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. In addition, to the extent that dividends are derived from direct obligations of the federal government, they will be exempt from California personal income taxes (but not from federal income tax). However, for corporate taxpayers subject to the California franchise tax, all distributions will be fully taxable.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Code, and under the income tax provisions of some states. This interest may subject you to, or increase your liability under, the federal and state alternative minimum tax. In addition, all distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the federal alternative minimum tax, because these distributions are included in the corporation's adjusted current earnings. In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to corporate shareholders under their state franchise tax systems.

Consistent with the Fund's investment objective, the Fund may acquire private activity bonds if, in Advisers' opinion, these bonds represent the most attractive investment opportunity then available to the Fund. For the fiscal year ended June 30, 1996, the Fund's portfolios derived the following percentages of their income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors:

Insured Fund - 2.60%

Money Fund - 8.41%

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions) or from the excess of net short-term capital gain over net long-term capital loss or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond has issued with original discount and such market discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution to you by the Fund of such ordinary income will be subject to regular income tax in your hands. In any fiscal year, the Fund may elect not to distribute to you its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated, for tax purposes, as if you received them on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and whether you receive the distributions in cash or in additional shares.

Redemptions and exchanges of the Fund's shares are taxable events on which you may realize a gain or loss (although no gain or loss is anticipated with respect to shares of the Money Fund because the Fund seeks to maintain a Net Asset Value per share of $1.00). Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of net long-term capital gain dividends received with respect to such shares.

Since the Fund's income is primarily interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions has been or is expected to be eligible for the corporate dividends-received deduction.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held shares of the Fund for a full calendar year, you may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of your investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in your hands, are includable in the tax base for determining the extent to which any social security or railroad retirement benefits you receive will be subject to federal income tax. You are required to disclose your receipt of tax-exempt interest on your federal income tax return.

Interest on indebtedness incurred by you (directly or indirectly) to purchase or carry Fund shares will not be deductible for federal or California income tax purposes.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

The foregoing description relates solely to federal income tax law and to California personal income tax treatment to the extent indicated. You should consult your tax advisor with respect to the applicability of other state and local income tax laws to distributions and redemption proceeds received from the Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividends and capital gain distributions under the alternative minimum tax that may be applicable to their particular tax situation.

HOW IS THE TRUST ORGANIZED?

The Funds are diversified series of Franklin California Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on July 18, 1985, and is registered with the SEC under the 1940 Act. The Insured Fund began offering two classes of shares on May 1, 1995: Franklin California Insured Tax-Free Income Fund - Class I and Franklin California Insured Tax-Free Income Fund - Class II. All shares of the Insured Fund purchased before that time are considered Class I shares. Shares of the Money Fund are considered Class I shares for redemption, exchange and other purposes. Additional classes and series of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES? - MONEY FUND

OPENING YOUR ACCOUNT

You may buy shares of the Money Fund without a sales charge and write redemption drafts against your account. Redemption drafts are similar to checks and are referred to as checks in this prospectus. When you buy shares, it does not create a checking or other bank account relationship with the Fund or any bank.

                                MINIMUM
                              INVESTMENTS*
To Open Your Account             $500
To Add to Your Account           $ 25

*We may refuse any order to buy shares.


METHOD              STEPS TO FOLLOW

BY MAIL             For an initial investment:

                    1. Complete and sign the enclosed shareholder application.

                    2. Return the application to the Fund with your check, Federal Reserve draft or negotiable bank draft made payable to the Fund. Instruments drawn on other investment companies may not be accepted.

                    For additional investments:

                    1. Send a check or use the deposit slips included with your monthly statement or checkbook (if you have requested one).

                    2. If you send a check, please include your account number on the check.

BY  WIRE

                    1. Call Shareholder Services or, if that number is busy, call 1-415/312-2000 collect, to receive a wire control number. A new number is needed every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank and it will not be credited to your account.

                    2. Wire the funds to Bank of America, ABA routing number 121000358, for credit to Franklin California Tax-Exempt Money Fund, A/C 1493-3-04779. Your name and wire control number must be included.

                    3. For initial investments, you must also complete and sign the enclosed shareholder application and return it to the Fund.

THROUGH YOUR DEALER  Call your investment representative

If the Fund receives your order in proper form before 3:00 p.m. Pacific time, it will be credited to your account that day. Orders received after 3:00 p.m. will be credited the following business day.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

If you are a municipal investor, you should consult with expert counsel to determine the effect, if any, of payments by the Fund on arbitrage rebate calculations if you are considering investing proceeds of bond offerings, and whether and to what extent shares of the Fund are legal investments for you.

HOW DO I BUY SHARES? - INSURED FUND

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. Please indicate which class of shares you want to buy. If you do not specify a class, your purchase will be automatically invested in Class I shares.

                                   MINIMUM
                                 INVESTMENTS*

To Open Your Account.               $100
To Add to Your Account.             $ 25

*We may refuse any order to buy shares. Currently, the Insured Fund does not allow investments by Market Timers.

DECIDING WHICH CLASS TO BUY

You should consider a number of factors when deciding which class of shares to buy. If you plan to buy $1 million or more in a single payment or you qualify to buy Class I shares without a sales charge, you may not buy Class II shares.

Generally, you should consider buying Class I shares if:

o you expect to invest in the Fund over the long term;

o you qualify to buy Class I shares at a reduced sales charge; or

o you plan to buy $1 million or more over time.

You should consider Class II shares if:

o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                     TOTAL SALES CHARGE          AMOUNT PAID
                                     AS A PERCENTAGE OF        TO DEALER AS A
AMOUNT OF PURCHASE                  OFFERING  NET AMOUNT        PERCENTAGE OF
AT OFFERING PRICE                    PRICE     INVESTED        OFFERING PRICE

CLASS I
Under $100,000                       4.25%      4.44%               4.00%
$100,000 but less than $250,000      3.50%      3.63%               3.25%
$250,000 but less than $500,000      2.75%      2.83%               2.50%
$500,000 but less than $1,000,000    2.15%      2.20%               2.00%
$1,000,000 or more*                  None       None                None

CLASS II
Under $1,000,000*                    1.00%      1.01%               1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. On purchases of Class II shares under $1,000,000, the Contingent Deferred Sales Charge is equal to 0.99% of the offering price and 1.00% of the net amount invested. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

SALES CHARGE REDUCTIONS AND WAIVERS

 IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

SALES CHARGE WAIVERS. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1 or 2 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 3:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

 2. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

 3. Redemptions from any Franklin Templeton Fund if you:

    o Originally paid a sales charge on the shares,

    o Reinvest the money within 365 days of the redemption date, and

    o Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

 4. Redemptions from other mutual funds

    If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to Class I purchases by:

 5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

7.  Broker-dealers,   registered  investment  advisors  or  certified  financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs.

8. Registered Securities Dealers and their affiliates, for their investment accounts only

9. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

10. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

11. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

12. Accounts managed by the Franklin Templeton Group

13. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments below apply to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under items 1, 2 or 3 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers may receive up to 1% of the purchase price for Class II purchases.

2. Securities Dealers will receive up to 0.75% of the purchase price for Class I purchases of $1 million or more.

3. Securities Dealers may receive up to 0.25% of the purchase price for Class I purchases made under waiver categories 5 and 6 above.

PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. The shares of most of these funds are offered to the public with a sales charge. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). An exchange is a taxable transaction because it is technically a sale and a purchase of shares.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds, including the Money Fund, do not offer Class II shares.

METHOD              STEPS TO FOLLOW

BY   MAIL           1.  Send us  written  instructions  signed  by all
                        account owners

                    2. Include any outstanding share certificates for the shares you're exchanging

BY PHONE            Call Shareholder Services or TeleFACTS(R)

                         If you do not want the ability to exchange by phone to apply to your account, please let us know.

THROUGH YOUR DEALER      Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

INSURED FUND

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Insured Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

MONEY FUND

You will generally pay the applicable front-end sales charge of the fund you are exchanging into, unless you acquired your Money Fund shares under the exchange privilege. These charges may not apply if you qualify to buy shares without a sales charge.

INSURED FUND

Contingent Deferred Sales Charge - Insured Fund - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

CONTINGENT DEFERRED SALES CHARGE - Insured Fund - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a CDSC, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a CDSC because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a CDSC ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. We believe the proportional method of exchanging Class II shares more closely reflects the expectations of Class II shareholders if shares are sold during the Contingency Period. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS - MONEY FUND AND INSURED FUND

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply.
Please see "Transaction Procedures and Special Requirements."

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o MONEY FUND. Your exchange may be restricted or refused if you: (i) request an exchange out of the Money Fund within two weeks of an earlier exchange request,
(ii) exchange shares out of the Money Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Money Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

o Currently, the Insured Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                                  STEPS TO FOLLOW

BY CHECK                              1.  You may request redemption
                                          drafts(checks)free of charge
MONEY FUND                                on the shareholder application
                                          or by calling TeleFACTS(R).
(Only available if there are          2.  You may make checks payable to any
no outstanding share                      person and in any amount of $100 or
certificates for your                     more. You will continue to earn
account)                                  daily income dividends until the
                                          check has cleared. Please see "More
                                          Information About Selling Your
                                          Shares By Check" below.



BY MAIL                               1. Send us written instructions signed
                                         by all account owners

MONEY FUND AND                        2. Include any outstanding share
                                         certificates for the shares you are
INSURED FUND                             selling

                                      3. Provide a signature guarantee if
                                         required

                                      4. Corporate,  partnership  and trust
                                         accounts may need to send additional
                                         documents. Accounts under court      .
                                         jurisdiction may have additional
                                         requirements.

BY WIRE                               1. Complete the "Wire Redemption
                                         Privilege" section of the share-
MONEY FUND                               holder application and send it to us


(Only available                       2. Call Shareholder Services
 for requests over
 $1,000)                              3. If we receive  your request in
                                         proper form before 3:00 p.m. Pacific
                                         time,  your wire payment will be
                                         sent the next business day. You may
                                         have redemption proceeds wired to an
                                         escrow  account the same day, if we
                                         receive  your request in proper form
                                         before 9:00 a.m.Pacific time.

METHOD                                 STEPS TO FOLLOW

BY PHONE                               Call Shareholder Services

MONEY FUND AND                         Telephone requests will be accepted:
INSURED FUND
                                       o If the request is $50,000 or less
(Only available if you                 Institutionl accounts may exceed
 have completed and sent               $50,000 by completing a separate
 us the telephone redemption           agreement.  Call Institutional
 agreement included                    Services to receive a copy.
 with this prospectus)
                                       o If there  are no share certificates
                                       issued  for the shares you want to
                                       sell or you have already returned them
                                       to the Fund

                                       o Unless the address on your account
                                       was changed by phone within the last
                                       30 days

THROUGH YOUR DEALER                    Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Money Fund. The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, however, the Money Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Money Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

MORE INFORMATION ABOUT SELLING YOUR SHARES BY CHECK - MONEY FUND

The checks are drawn through Bank of America NT & SA (the "Bank"), the Fund's custodian. The Bank may terminate this service at any time upon notice to you.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. Your shares will be redeemed at the Net Asset Value next determined after we receive a check that does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the Bank may return the check unpaid. Since you will not know the exact amount in your account on the day a check clears, you should not use a check to close your account.

You will generally not be able to convert a check drawn on your Money Fund account into a certified or cashier's check by presenting it at the Bank. Because the Money Fund is not a bank, we cannot assure that a stop payment order written by you will be effective. We will use our best efforts, however, to see that these orders are carried out.

CONTINGENT DEFERRED SALES CHARGE

MONEY FUND

The Money Fund does not impose a Contingent Deferred Sales Charge. If, however, you sell shares that were exchanged into the Money Fund from another Franklin Templeton Fund and those shares would have been assessed a Contingent Deferred Sales Charge in the other fund, the Money Fund will impose the charge as described below.

Certain Franklin Templeton Funds impose a Contingent Deferred Sales Charge if you sell all or a part of an investment of $1 million or more within the Contingency Period. The Contingency Period is tolled (or stopped) during the time the shares are held in the Money Fund. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

INSURED FUND

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions  through a systematic  withdrawal  plan set up before February 1,
  1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million in Class I shares, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be withdrawn annually free of charge.

MONEY FUND AND INSURED FUND

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3) Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

MONEY FUND

The Money Fund declares dividends each day that its Net Asset Value is calculated and pays them to shareholders of record as of the close of business the day before. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Dividend payments may vary from day to day and may be omitted on some days, depending on changes in the Fund's net investment income. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY AMOUNT OF DIVIDENDS OR RETURN ON AN INVESTMENT IN ITS SHARES.

DIVIDEND OPTIONS

Dividends will automatically be reinvested each day in the form of additional shares of the Fund at the Net Asset Value per share at the close of business.

If you complete the "Special Payment Instructions for Dividends" section of the shareholder application included with this prospectus, you may direct your dividends to buy the same class of shares of another Franklin Templeton Fund
(without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

You may also choose to receive dividends in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

If you choose one of these options, the dividends reinvested and credited to your account during the month will be redeemed as of the close of business on the last business day of the month and paid as directed on the shareholder application. You may change your dividend option at any time by notifying us by mail or phone. Please allow at least seven days for us to process the new option.

INSURED FUND

The Insured Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the reinvestment date for us to process the new option.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the Exchange is open.

MONEY FUND

We determine the Net Asset Value per share at 3:00 p.m. Pacific time. To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy and sell shares of the Money Fund at Net Asset Value. We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

INSURED FUND

We determine the Net Asset Value per share of each class of the Insured Fund as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price of the class of the Insured Fund you wish to purchase, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price of each class is based on the Net Asset Value per share of the class and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We  will  use the  Net  Asset  Value  next  calculated  after  we  receive  your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

MONEY FUND AND INSURED FUND

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check or wired funds. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

MONEY FUND. Many of the Money Fund's investments must be paid for in federal funds, which are monies held by the Fund's custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Money Fund generally cannot invest money received from you until it is converted into and is available to the Money Fund in federal funds. Therefore, your purchase order may not be considered in proper form until the money received from you is available in federal funds, which may take up to two days. If the Money Fund is able to make investments immediately (within one business day), it may accept your order with payment in other than federal funds.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and will also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIp. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTs. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT          DOCUMENTS REQUIRED

CORPORATION              Corporate Resolution

PARTNERSHIP              1. The pages from the partnership agreement that
                            identify the general partners, or

                         2. A certification for a partnership agreement

TRUST                    1. The pages from the trust document that identify the
                            trustees, or

                         2. A certification for trust

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONs. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer  identification  number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50 in the Insured Fund and $250 in the Money Fund. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100 in the Insured Fund and $500 in the Money Fund.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Insured Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

RIGHTS OF ACCUMULATION - MONEY FUND

You may include the cost or current value (whichever is higher) of your Money Fund shares when determining if you may buy shares of another Franklin Templeton Fund at a discount. You may also include your Money Fund shares towards the completion of a Letter of Intent established in connection with the purchase of shares of another Franklin Templeton Fund.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

MONEY FUND. If you would like to establish a systematic withdrawal plan, please call Shareholders Service.

INSURED FUND. If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments.

You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

INSURED FUND. Because of the front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge.
Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated
Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements, money fund checks and deposit slips.

You will need the code numbers for the Money Fund and each class of the Insured Fund to use TeleFACTS. The code numbers are 125 for the Money Fund and 124 and 224 for Class I and Class II, respectively, of the Insured Fund.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

Special procedures have been designed for banks and other institutions that would like to open multiple accounts in the Money Fund. Please see the SAI for more information.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you.
Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                              HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040       5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans         1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - The Insured Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Money Fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

ELIGIBLE SECURITIES - Investments are limited to U.S. dollar denominated instruments that:

o The Board of Trustees determines present minimal credit risks.

o Are rated in one of the two highest rating categories by nationally recognized statistical rating organizations, or that are unrated but of comparable quality.

o Have remaining maturities of 397 calendar days or less.

EXCHANGE - New York Stock Exchange

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin
Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MUNICIPAL SECURITIES - Obligations issued by or on behalf of any state, territory or possession of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

REIT - Real Estate Investment Trust

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.





PROSPECTUS & APPLICATION

FRANKLIN CALIFORNIA
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

INVESTMENT STRATEGY

TAX-FREE INCOME

NOVEMBER 1, 1996

This prospectus describes the Franklin California Intermediate-Term Tax-Free Income Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's SAI, dated November 1, 1996, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

FRANKLIN CALIFORNIA INTERMEDIATE-
TERM TAX-FREE INCOME FUND

FRANKLIN
CALIFORNIA
INTERMEDIATE-
TERM TAX-FREE
INCOME FUND

NOVEMBER 1, 1996

When reading this prospectus, you will see terms in capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund

Expense Summary.............................................       2
Financial Highlights........................................       3
How does the Fund Invest its Assets?........................       3
What are the Fund's Potential Risks?........................       7
Who Manages the Fund?.......................................       9
How does the Fund Measure Performance?......................      10
How Taxation Affects You and the Fund.......................      11
How is the Trust Organized?.................................      14
About Your Account
How Do I Buy Shares?........................................      14
May I Exchange Shares for Shares of Another Fund?...........      19
How Do I Sell Shares?.......................................      20
What Distributions Might I Receive from the Fund?...........      22
Transaction Procedures and Special Requirements.............      23
Services to Help You Manage Your Account....................      27
Glossary
Useful Terms and Definitions................................      30

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

FRANKLIN CALIFORNIA INTERMEDIATE-
TERM TAX-FREE INCOME FUND

ABOUT THE FUND
EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended June 30, 1996. Your actual expenses may vary.

A. Shareholder Transaction Expenses+
   Maximum Sales Charge Imposed on Purchases
   (as a percentage of Offering Price)               2.25%
   Deferred Sales Charge                            None++
B. Annual Fund Operating Expenses
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees                                   0.63%*
   Rule 12b-1 Fees                                   0.09%**
   Other Expenses                                    0.09%
   Total Fund Operating Expenses                     0.81%*
C.       Example

   This chart assumes the Fund's annual return is 5% and its operating expenses are as described above and that you sold your shares after the number of years shown. These are the expected operating expenses for each $1000 that you invest in the Fund.

         1 YEAR          3 YEARS           5 YEARS         10 YEARS
         $31***              $48               $66             $120

   THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more. A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*Advisers has agreed in advance to limit its management fees and make certain payments to reduce the Fund's expenses. With this reduction, management fees and total Fund operating expenses were 0.27% and 0.45%.

**These fees may not exceed 0.10%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

YEAR ENDED JUNE 30                                          1996       1995      1994         1993**

Per Share Operating Performance
Net Asset Value at Beginning of Year                       $10.38     $10.20     $10.55      $10.00
Net Investment Income                                        0.530      0.540      0.540       0.290
Net Realized & Unrealized Gain (Loss) on Securities          0.285      0.170     (0.360)      0.550
Total From Investment Operations                             0.815      0.710      0.180       0.840
Distributions From Net Investment Income                    (0.525)    (0.530)    (0.530)     (0.290)
Net Asset Value at End of Year                             $10.67     $10.38     $10.20      $10.55
Total Return+                                                7.96%      7.19%      1.65%      10.95%*
Ratios/Supplemental Data
Net Assets at End of Year (in 000's)                  $101,199    $88,785    $94,015     $42,831
Ratios of Expenses to Average Net Assets++                   0.45%      0.33%      0.25%       0.09%*
Ratio of Net Investment Income to Average Net Assets         4.99%      5.34%      5.11%       4.73%*
Portfolio Turnover Rate                                     10.13%     10.90%     14.95%       0.08%

*Annualized

**For the period September 21, 1992 (effective date of registration) to June 30, 1993.

+Total return measures the change in value of an investment over the period indicated. It is not annualized, except where indicated. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value.

++Advisers agreed in advance to reduce management fees and reimbursed other expenses. Had such action not been taken, the ratio of operating expenses to average net assets would have been as follows:

                          Ratio of Expenses
                        to Average Net Assets
1993                            0.95%*
1994                            0.80%
1995                            0.83%
1996                            0.81%

HOW DOES THE FUND INVEST ITS ASSETS?
THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved. The Fund seeks to achieve its objectives by investing primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years.

Under normal market conditions, the Fund attempts to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its total assets in debt obligations issued by or on behalf of the state of California or any state, territory or possession of the U.S., the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income tax. It is possible, although not anticipated, that up to 20% of the Fund's total assets could be in Municipal Securities subject to the alternative minimum tax and/or in taxable obligations. An opinion as to the tax-exempt status of a Municipal Security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

The Fund may invest, without percentage limitation, in securities having, at the time of purchase, one of the four highest ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB), or in securities that are unrated if, in the opinion of Advisers, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities. Bonds rated in the fourth highest ratings level are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and some speculative characteristics. In the event the rating of an issue held in the Fund's portfolio is lowered by the rating services, such change will be considered by the Fund in its evaluation of the overall investment merits of that security, but such change will not necessarily result in an automatic sale of the security. A description of the ratings is contained in the Appendix in the SAI.

At least 65% of the Fund's total assets will be invested in Municipal Securities and obligations issued by or on behalf of the state of California, its local governments, municipalities, authorities, agencies and political subdivisions which pay income exempt from federal and California income taxes ("California Municipal Securities"). It is possible, although not anticipated, that up to 35% of the Fund's total assets may be in Municipal Securities and obligations of state, possession or territory other than California.

Dividends paid by the Fund which are derived from interest on tax-exempt obligations that are not California Municipal Securities will be exempt from federal income tax, but will be subject to California income taxes.

Under normal market conditions, the Fund will invest its assets as described above. For temporary defensive purposes, however, the Fund may invest up to 100% of its assets in (i) Municipal Securities and obligations of states and local governments other than California, (ii) commercial paper rated at least A-1 by S&P, P-1 by Moody's or F-1 by Fitch, or (ii) obligations issued or guaranteed by the full faith and credit of the U.S. government.

WHAT INVESTMENTS DOES THE FUND MAKE?

Municipal Securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to provide funding for privately operated facilities.

It is possible that the Fund from time to time will invest more than 25% of its assets in a particular segment of the Municipal Securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In these circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or need for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on Municipal Securities vary, depending on a variety of factors including the general condition of the financial markets and of the Municipal Securities markets, the size of a particular offering, the maturity of the obligation, and the credit rating of the issuer. Generally, Municipal Securities with longer maturities produce higher current yields than Municipal Securities with shorter maturities. Prices of longer term securities, however, typically fluctuate more than those of short-term securities due to changes in interest rates, tax laws and other general market conditions. Lower-rated Municipal Securities generally produce a higher yield than higher-rated Municipal Securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations.

Floating and Variable Rate Obligations. The Fund may buy floating rate or variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligations. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Although it is not a put option in the usual sense, such a demand feature is sometimes known as a "put." The Fund will limit its purchase of Municipal Securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this prospectus.

When-Issued and Delayed Delivery Transactions. The Fund may buy and sell Municipal Securities on a "when-issued" and "delayed delivery" basis. The price is subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Callable Bonds. The Fund may buy and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price. This price typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time when the bonds may not be called) that usually lasts for 5 to 10 years, after which time these bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which the bonds were redeemed. Notwithstanding the call feature, any such investment would still be subject to the Fund's policy of maintaining a dollar weighted average portfolio maturity of between 3 and 10 years.

Certificate of Participation. The Fund may also invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. A COP is created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities that are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to buy the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed by Advisers to be of comparable quality.

OTHER INVESTMENT POLICIES OF THE FUND

Borrowings. The Fund may borrow from banks for temporary or emergency purposes and pledge up to 5% of its total assets for that purpose.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond market as a whole.

Credit and Market Risk. Credit risk is a function of the ability of an issuer of a municipal security to make timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a Municipal Security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a Municipal Security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A Municipal Security's maturity length also affects its price.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable and may happen again in the future.

SPECIAL FACTORS AFFECTING CALIFORNIA

Some of the economic factors that may affect California are summarized below. The information is based primarily on information from credit reports and public documents relating to securities offerings of California state and municipal issuers. This information has not been independently verified by the Fund nor is it intended to be comprehensive. More information is included in the SAI.

California constitutional and other laws affect the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed after Proposition 13 went into effect, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, it would provide enough revenue for California issuers to pay their obligations. The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of a limit imposed for each state and local government entity. If revenues exceed the appropriations limit, those revenues must be returned either as revisions in the tax rates or fee schedules.

The national recession of the late 1980s severely affected California and its effects have lingered. The magnitude of California's military-industrial complex and effects of the recession resulted in a loss of more than 700,000 jobs. During 1994, however, the state's economy paralleled the broad-based expansion occurring on the national level. In 1995 the state's economy outperformed expectations, with job growth rate exceeding the national average. Over 300,000 new jobs were added in 1995, with continued growth expected in 1996-97. The unemployment rate as of March 1996 was 7.7%. The per capita income for the state, adjusted for inflation, is not expected to return to pre-recession levels until sometime in 1997.

In early July 1994, both S&P and Moody's had lowered the bond ratings A+ to A and Aa to A1, respectively. In July 1996, S&P raised the credit rating on California's municipal and general obligation bonds from A to A+. This upward revision reflects the state's economic improvement and a balanced 1996-1997 budget.

Non-diversification Risk. As a non-diversified investment company, there are no restrictions under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. This concentration may present greater risks than in the case of a diversified company. Please see "How does the Fund Invest its Assets? - Non-diversification" in the SAI.

WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

Investment Manager. Advisers is the investment manager of the Fund and other funds with aggregate assets of over $82 billion, including $43 billion in the Municipal Securities market. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Thomas J. Kenny since 1994, Bernard Schroer and Andrew Jennings, Sr. since inception.

Thomas J. Kenny

Senior Vice President of Advisers

Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in finance from Golden Gate University and a Bachelor of Arts degree in business and economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several Municipal Securities industry-related committees and associations.

Bernard Schroer

Vice President of Advisers

Mr. Schroer holds a Bachelor of Arts degree in finance from Santa Clara University. Prior to joining the Franklin Templeton Group in 1987, he was the manager of trading at Kidder, Peabody, and Company, Inc. He is a member of several Municipal Securities industry-related committees and associations.

Andrew Jennings, Sr.

Vice President of Advisers

Mr. Jennings attended Villanova University in Philadelphia and has been in the securities industry for over 35 years. Prior to joining the Franklin Templeton Group in 1990, Mr. Jennings was First Vice President and Manager of the Municipal Institutional Bond Department at Dean Witter Reynolds, Inc. He is a member of several Municipal Securities industry-related committees and associations.

Services Provided by Advisers and FT Services. Advisers manages the Fund's assets and makes its investment decisions. FT Services, the Fund's administrator, provides certain administrative facilities and services for the Fund pursuant to a subcontract with Advisers. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

During the fiscal year ended June 30, 1996, management fees and total operating expenses, before any advance waiver, totaled 0.63% and 0.81% of the average monthly net assets of the Fund. Under an agreement by Advisers to limit its fees, the Fund paid management fees and total operating expenses totaling 0.27% and 0.45%. Advisers may end this arrangement at any time upon notice to the Board.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

The Fund's Rule 12b-1 Plan

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the plan may not exceed 0.10% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. The Fund may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the Fund's yield or distribution rate, assuming one or more tax rates.

The Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to you. To the extent that dividends are derived from interest income from debt obligations of California or its political subdivisions or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands and Guam) which are exempt from regular federal and California personal income tax, they will not be subject to either federal or California personal income tax when received by you. The pass-through of exempt-interest dividends is allowed only if the Fund meets its federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. In addition, to the extent that exempt-interest dividends are derived from direct obligations of the federal government, they will also be exempt from California personal income taxes. For corporate taxpayers subject to the California franchise tax, however, all distributions will be fully taxable.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Code, and under the income tax provisions of some states. This interest could subject you to, or increase your liability under, the federal alternative minimum tax (but not under California's alternative minimum tax), depending on your tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the federal alternative minimum tax, because such distributions are included in the corporation's adjusted current earnings. Consistent with the Fund's investment objective, the Fund may acquire such private activity bonds if, in Advisers' opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of June 30, 1996, the Fund derived 1.69% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.

In addition to the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions) or from the excess of net short-term capital gain over net long-term capital loss or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

From time to time, the Fund may buy a tax-exempt obligation with market discount, that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution to you by the Fund of such ordinary income will be subject to regular income taxes in your hands. In any fiscal year, the Fund may elect not to distribute to you its taxable ordinary income and to, instead, pay federal income or excise taxes on this income at the Fund level.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes, as if received by you on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes, including the portion of the dividends on an average basis which constitutes taxable income, such as market discount income, if any, or interest income that is a tax preference item under the federal alternative minimum tax. If you have not held shares of the Fund for a full calendar year, you may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of your investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in your hands, are includable in the tax base for determining the extent to which any social security or railroad retirement benefits you receive will be subject to federal income tax. You are required to disclose the receipt of exempt-interest dividends on your federal income tax returns.

Interest on indebtedness incurred by you (directly or indirectly) to purchase or carry Fund shares will not be deductible for federal income tax purposes.

If you are not a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

The foregoing description relates solely to federal income tax law and to California personal income tax treatment to the extent indicated. You should consult your tax advisor with respect to the applicability of other state and local income tax laws to distributions and redemption proceeds received from the Fund. If you are a corporate, individual or trust shareholder, you should contact your tax advisor to determine the impact of Fund dividends and capital gain distributions under the alternative minimum tax that may be applicable to your particular tax situation.

HOW IS THE TRUST ORGANIZED?

The Fund is a nondiversified series of Franklin California Tax-Free Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust, and is registered with the SEC under the 1940 Act. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. In the future, additional series and classes of shares may be offered.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?
OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                               MINIMUM
                             INVESTMENTS*
To Open Your Account             $100
To Add to Your Account           $ 25

* We may refuse any order to buy shares. Currently, the Fund does not allow investments by Market Timers.

SALES CHARGE REDUCTIONS AND WAIVERS

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                        TOTAL SALES CHARGE         AMOUNT PAID
                                        AS A PERCENTAGE OF       TO DEALER AS A
AMOUNT OF PURCHASE                  OFFERING        NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE                     PRICE          INVESTED    OFFERING PRICE
Under $100,000                         2.25%            2.30%        2.00%
$100,000 but less than $250,000        1.75%            1.78%        1.50%
$250,000 but less than $500,000        1.25%            1.26%        1.00%
$500,000 but less than $1,000,000      1.00%            1.01%        0.85%
$1,000,000 or more*                    None             None         None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your Class I and Class II shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying Fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1 or 2 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


3.  Redemptions from any Franklin Templeton Fund if you:

    o Originally paid a sales charge on the shares,

    o Reinvest the money within 365 days of the redemption date, and

    o Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares reinvested were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

4.  Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

6. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

7. Broker-dealers, registered investment advisors or certified financial planners who have entered into a supplemental agreement with Distributors for their clients who are participating in comprehensive fee programs.

8. Registered Securities Dealers and their affiliates, for their investment accounts only

9. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

10. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

11. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

12. Accounts managed by the Franklin Templeton Group

13. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS

The payments below apply to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments under item 1 below will earn the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase. The payments described below are paid by Distributors or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

1. Securities Dealers will receive up to 0.75% of the purchase price for purchases of $1 million or more.

2. Securities Dealers may receive up to 0.25% of the purchase price for purchases made under waiver categories 5 and 6 above.

PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI FOR ANY BREAKPOINTS THAT MAY APPLY.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). An exchange is a taxable transaction because it is technically a sale and a purchase of shares.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                   STEPS TO FOLLOW

By Mail                  1. Send us written instructions signed by all
                            account owners

                         2. Include any outstanding share certificates for the
                            shares you're exchanging

By Phone                 Call Shareholder Services or TeleFACTS(R)

                         -If you do not want the ability to exchange by
                          phone to apply to your account, please let us know.

Through Your Dealer      Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the same class.

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply.

Please see "Transaction Procedures and Special Requirements."

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                   STEPS TO FOLLOW

By Mail                  1. Send us written instructions signed by all
                            account owners

(Only available if you
 have completed and sent
 to us the telephone redemption
 agreement included with
 this prospectus)

                         2. Include any outstanding share certificates for the
                            shares you are selling

                         3. Provide a signature guarantee if required

                         4. Corporate, partnership and trust accounts may need
                            to send additional documents. Accounts
                            under court jurisdiction may have additional requirements.


METHOD                   STEPS TO FOLLOW

By Phone                 Call Shareholder Services

                         Telephone requests will be accepted:

                         o If the request is $50,000 or less. Institutional
                           accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                         oIf there are no share certificates issued for the
                          shares you want to sell or you have already returned them to the Fund

                         o Unless the address on your account was changed by
                           phone within the last 30 days

Through Your Dealer      Call your investment representative

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem shares not subject to the charge in the following order:

1) A calculated number of shares equal to the capital appreciation on shares held less than the Contingency Period,

2) Shares purchased with reinvested dividends and capital gain distributions, and

3)  Shares held longer than the Contingency Period.

We then redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income daily and pays them monthly on or about the 20th day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. YOU MAY CHANGE YOUR DISTRIBUTION OPTION AT ANY TIME BY NOTIFYING US BY MAIL OR PHONE. PLEASE ALLOW AT LEAST SEVEN DAYS PRIOR TO THE REINVESTMENT DATE FOR US TO PROCESS THE NEW OPTION.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor prior to signing. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

We may only be liable for losses resulting from unauthorized telephone transactions if we do not follow reasonable procedures designed to verify the identity of the caller. When you call, we will request personal or other identifying information, and will also record calls. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that telephone instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send written instructions to us, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT          DOCUMENTS REQUIRED

Corporation              Corporate Resolution

Partnership              1. The pages from the partnership agreement that
                            identify the general partners, or

                         2. A certification for a partnership agreement

Trust                    1. The pages from the trust document that identify the
                            trustees, or

                         2. A certification for trust

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We can accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Because of the Fund's front-end sales charge, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips.

You will need the Fund's code number to use TeleFACTS. The Fund's code is 152.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. For further information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you.
Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                          HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME         TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
Shareholder Services    1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services         1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information        1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans        1-800/527-2020    5:30 a.m. to 5:00 p.m.
Institutional Services  1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (HEARING IMPAIRED)  1-800/851-0637    5:30 A.M. TO 5:00 P.M.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin
Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Municipal Security - Obligation issued by or on behalf of the state of California or any state, territory or possession of the U.S. and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 2.25% sales charge.

REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.




FRANKLIN
CALIFORNIA
TAX-FREE TRUST

STATEMENT OF
ADDITIONAL INFORMATION

777 Mariners Island Blvd., P.O. Box 7777     NOVEMBER 1, 1996
San Mateo, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS
How does the Fund Invest Its Assets?......     2
What are the Fund's Potential Risks?......     7
Investment Restrictions...................     8
Officers and Trustees.....................     9
Investment Management and
 Other Services...........................    12
How does the Fund Buy
 Securities for its Portfolio?............    13
How Do I Buy, Sell and Exchange Shares?...    14
How are Fund Shares Valued?...............    17
Additional Information on
 Distributions and Taxes..................    18
The Fund's Underwriter....................    20
How does the Fund
 Measure Performance?.....................    22
Miscellaneous Information.................    26
Financial Statements......................    27
Useful Terms and Definitions..............    27
Appendix
 Description of Ratings...................    28

When reading this SAI, you will see certain terms in capital letters. This means the term is explained under "Useful Terms and Definitions."

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
  CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY
  OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

CAT SAI 11/96

Franklin California Tax-Free Trust (the "Trust"), an open-end management investment company consists of three separate series: Franklin California Intermediate-Term Tax-Free Income Fund ("the Intermediate-Term Fund"), Franklin California Insured Tax-Free Income Fund (the "Insured Fund") and Franklin California Tax-Exempt Money Fund (the "Money Fund"). The Intermediate-Term Fund is non-diversified; the Insured and Money Funds are diversified. The series may separately or collectively be referred to as the "Fund" or "Funds" or individually by the policy in its name. The Fund seeks to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes of California as is consistent with prudent investment management and the preservation of shareholders' capital. The Money Fund also seeks liquidity in its investments.

The Intermediate-Term Fund seeks to achieve its objective by investing primarily in investment grade obligations with a dollar-weighted average portfolio maturity of more than three years but not more than ten years. The Insured Fund invests in California municipal securities which are covered by insurance guaranteeing the scheduled payment of principal and interest, in securities backed by the full faith and credit of the U.S. government, in municipal securities secured by such U.S. government obligations and in short-term obligations of issuers with the highest ratings from Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"). All insured securities not insured by the issuer will be insured by a qualified municipal bond insurer. The Money Fund is a no-load money market fund offering investors a convenient way to invest in a diversified, professionally managed portfolio of high quality, short-term California municipal securities. The Money Fund attempts to maintain a stable net asset value of $1.00 per share (although no assurances can be given that this will be achieved) and offers shareholders the convenience of redemption drafts (similar to checks) as one of the means of redeeming their shares.

A Prospectus for the Intermediate-Term Fund and a Prospectus for the Insured and Money Funds, both dated November 1, 1996, as may be amended from time to time, contains the basic information you should know before investing in the Fund.
For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

Under California law, a mutual fund must have at least 50% of its total assets invested in California state and local municipal securities or in other obligations exempt from taxation by the laws of California (including U.S. territorial obligations) at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income taxes. Federal tax law also requires that, in order to be eligible to pay "exempt-interest dividends," a mutual fund must have at least 50% of its total assets invested in state and local municipal obligations (defined to include all U.S. territorial obligations) at the end of each quarter of its taxable year. Accordingly, as described in each Prospectus, under normal market conditions, the Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities the interest on which is exempt from federal income taxes, including the alternative minimum tax, and, in the case of the Insured and Money Funds, the personal income taxes of California. The Intermediate-Term Fund will invest, under normal market conditions, at least 65% of its net assets in securities the interest on which is exempt from the personal income taxes of California. Thus, it is possible, although not anticipated, that up to 20% of the Fund's net assets could be invested in municipal securities subject to the alternative minimum tax and/or in taxable obligations and, with respect to the Insured and Money Funds, municipal securities from another state, and up to 35% of the Intermediate-Term Fund's net assets could be in municipal securities from a state other than

California.

Although the Fund seeks to invest all of its assets in a manner designed to accomplish its objective, there may be times when market conditions limit the availability of appropriate municipal securities or, in Advisers' opinion, there exist uncertain economic, market, political, or legal conditions which may jeopardize the value of municipal securities. For temporary defensive purposes only, when Advisers believe that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value, the Fund may invest up to 100% of the value of its net assets in fixed-income obligations, the interest on which is subject to federal income tax, and the Fund may invest up to 100% of its net assets in instruments the interest on which is exempt from federal income taxes only.

The municipal securities in the Money Fund's portfolio will be invested in securities which have been rated, at the time of purchase, not lower than Aa (applicable to municipal bonds), MIG-2 (applicable to municipal notes), or Prime-2 (applicable to commercial paper) by Moody's, or AA (bonds), SP-1 (notes), or A-1 (commercial paper) by S&P or which are unrated, but only if Advisers believes that the financial condition of the issuer of such securities limits the risks of the Money Fund to a degree comparable to securities rated at least within the two highest grades by Moody's or S&P. Any municipal security which depends on the credit of the federal government will be regarded as having a rating of Aaa (Moody's) or AAA (S&P). (See the Appendix at the end of this SAI for more information concerning Moody's and S&P ratings.)

Subsequent to its purchase by the Money Fund, a municipal security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but Advisers will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. In addition to considering ratings assigned by the rating services in its selection of portfolio securities for the Money Fund, Advisers will consider, among other things, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the debt securities.

To assure compliance with adopted procedures pursuant to Rule 2a-7 under the 1940 Act, the Money Fund will limit its investments to those U.S. dollar denominated instruments which the Board determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, or which are unrated and of comparable quality, with remaining maturities of 397 calendar days or less. The Money Fund will maintain a dollar weighted average maturity of the securities in its portfolio of 90 days or less. These procedures are not fundamental policies of the Money Fund.

Generally, all of the instruments held by the Money Fund are offered on the basis of a quoted yield to maturity, and the price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the purchaser. The maturities of these instruments held by the Money Fund at the time of issuance will generally range between three months and one year.

Diversification. The Intermediate-Term Fund is non-diversified and not subject to any statutory restriction under the 1940 Act with respect to the investment of its assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. The Intermediate-Term Fund does, however, intend to comply with tax diversification requirements under Subchapter M of the Code applicable to all three funds for qualification as a regulated investment company. As a fundamental policy, with respect to 75% of their net assets, the Insured and Money Funds, the two diversified series of the Trust, will not purchase a security if, as a result of the investment, more than 5% of the Fund's assets would be in the securities of any single issuer. For this purpose, each political subdivision, agency, or instrumentality and each multistate agency of which a state, including California, is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. Furthermore, for purposes of determining issuer diversification, an escrow-secured or defeased bond, discussed under "Description of Municipal and Other Securities", will generally not be treated as an obligation of the original municipality provided certain conditions, as prescribed by the SEC, are followed.

The investment objectives and policies of the Funds, as set forth above, are fundamental, unless otherwise noted, and may not be changed without the approval of a majority of the respective Fund's outstanding shares.

The Prospectuses describe the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which the Fund may invest.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They, are usually general obligations of the issuer.

Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

Tax-Exempt Commercial Paper typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special

assessments.

2. Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. In California, municipal bonds may also be funded by property taxes in specially created districts (Mello-Roos Bonds or Special Assessment Bonds), tax allocations based on increased property tax assessments over a specified period frequently for redevelopment projects, or specified redevelopment area sales tax allocations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Tax-Exempt Industrial Development Revenue Bonds. These are bonds that pay tax-exempt interest and are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on these bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for payment.

Variable or Floating Rate Obligations ("VRDNs"). As stated in the prospectus, VRDNs are tax-exempt obligations that contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily up to monthly, and are calculated to maintain the market value of the VRDN at approximately its par value upon the adjustment date.

When-Issued and Delayed Delivery Transactions. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies. While when-issued securities may be sold prior to the settlement date, the Fund intends to buy such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to buy a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its Net Asset Value. The Fund believes that its Net Asset Value or income will not be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish with its custodian bank, a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

Callable Bonds. These are municipal bonds issued with provisions that prevent them from being called, typically for periods of 5 to 10 years. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by Advisers, the Fund believes it has reduced the risk of adverse impact on net asset value based on calls of callable bonds. Advisers may dispose of such bonds in the years prior to their call dates, if it believes such bonds are at their maximum premium potential. In pricing such bonds in the Fund's portfolio, each callable bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of the Fund's callable bonds may have an impact on the Fund's Net Asset Value. In light of the Fund's pricing policies and because the Fund follows certain amortization procedures required by the IRS, the Fund is not expected to suffer any material adverse impact related to the value at which the Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding such policies, however, the re-investment of the proceeds of any called bond may be in bonds which pay a higher or lower rate of return than the called bonds; and, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated or that the Fund's objective will be achieved.

Certificate of Participation. The Fund may invest in municipal lease obligations, primarily through certificates of participation ("COP"). While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P, or Fitch, or in unrated COPs believed by Advisers to be of comparable quality. Criteria considered by the rating agencies and Advisers in assessing this risk include the issuing municipality's credit rating, how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the ratings required for the Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of June 30, 1996, the Fund held 28.26% of its net assets in COPs and other municipal leases.

Escrow-Secured Bonds or Defeased Bonds. These are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P and Moody's.

Stripped Municipal Securities. Municipal securities may also be sold in "stripped" form. Stripped municipal securities represent separate ownership of interest and principal payments on municipal obligations.

U.S. Government Obligations. These are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

Commercial Paper. Commercial Paper refers to promissory notes issued by corporations in order to finance their short-term credit needs.

Certificates of Deposit. These are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

Bankers' Acceptances. These are short-term credit instruments used to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Repurchase Agreements. The Money Fund may engage in repurchase transactions in which the Money Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Money Fund might also incur disposition costs in liquidating the collateral. The Money Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by Advisers. A repurchase agreement is deemed to be the loan of money by the Money Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Money Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Money Fund invest in repurchase agreements with a term of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Money Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Money Fund's total assets would be invested in such repurchase agreements.

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Income derived by the Fund from securities lending transactions, repurchase transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal and California personal income tax purposes when distributed to shareholders. Income derived by the Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders. If the Fund, however, meets the 50% asset investment requirement of California law described above and properly designates such distributions, they will be excludable from income for California personal income tax purposes.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities, in which the Fund may also invest, to the extent the investments would be consistent with the foregoing objectives and policies.

INSURANCE (INSURED FUND ONLY)

Except for certain temporary short-term investments or U.S. government guaranteed securities, the investment in municipal securities by the Insured Fund is covered by insurance guaranteeing the scheduled payment of principal and interest thereon. Depending on market conditions, and under current portfolio insurance restrictions, it is expected that California municipal securities will compose a major portion of the portfolio of the Insured Fund.

As described in its Prospectus, the Insured Fund will receive payments of insurance for any installment of interest and principal due for payment but which shall be unpaid by reason of nonpayment by the issuer. The term "due for payment," in reference to the principal of a security, means its stated maturity date or the date on which it should have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity; when referring to interest on a security, the term means the stated date for payment of interest. When, however, the interest on the security has been determined, as provided in the underlying documentation relating to such security, to be subject to federal income taxation, due for payment, when referring to the principal of such security, also means the date on which it has been called for mandatory redemption as a result of such determination of taxability; when referring to interest on such security, the term means the accrued interest at the rate provided in such documentation to the date on which it has been called for such mandatory redemption, together with any applicable redemption premium. The insurance feature insures the scheduled payment of interest and principal and does not guarantee the market value of the insured municipal securities nor the value of the shares of the Insured Fund.

As stated in the Insured Fund's prospectus, each insured municipal security in the Insured Fund's portfolio will be covered by either a "New Issue Insurance Policy" obtained by the issuer of the security at the time of its original issuance or a "Secondary Insurance Policy" or a "Portfolio Insurance Policy" issued by a qualified municipal bond insurer.

Under the provisions of the Portfolio Insurance Policy, the insurer unconditionally and irrevocably agrees to pay to the appointed trustee or its successor and its agent (the "Trustee") that portion of the principal and interest on the securities which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer. The insurer will make such payments to the Trustee on the date the principal or interest becomes due for payment or on the business day next following the day on which the insurer received notice of nonpayment, whichever is later. The Trustee will disburse to the Insured Fund the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer but only upon receipt by the Trustee of (i) evidence of the Insured Fund's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the insurer. Upon such disbursement, the insurer shall become the owner of the security, appurtenant coupon or right to payment of principal or interest on such security and shall be fully subrogated to all of the Insured Fund's rights thereunder, including the right to payment thereof.

Bond insurers are often referred to as "monolines" in that they only write financial guarantees as opposed to "multiline" insurers who write several different types of insurance policies, such as life, auto and home insurance, and are exposed to many types of risk. Additionally, bond insurers are not exposed to "run risk" (which occurs when too many policyholders rush to cash in their policies), because they only guarantee payment when due. Also, in order to maintain triple-A status by the recognized national securities rating agencies (which is required by the Insured Fund), the bond insurers invest their assets mainly in high quality municipal and corporate bonds rated double-A or better and U.S.
government obligations.

Neither the Insured Fund nor Advisers make any representations as to the ability of any insurance company to meet its obligation to the Insured Fund if called upon to do so.What are the Fund's Potential Risks?

SPECIAL FACTORS AFFECTING CALIFORNIA

Some of the economic factors that may affect California are summarized below. The information is based primarily on information from credit reports and public documents relating to securities offerings of California state and municipal issuers. This information has not been independently verified by the Fund nor is it intended to be comprehensive. More information is included in the SAI.

California constitutional and other laws affect the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed after Proposition 13 went into effect, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, it would provide enough revenue for California issuers to pay their obligations. The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of a limit imposed for each state and local government entity. If revenues exceed the appropriations limit, those revenues must be returned either as revisions in the tax rates or fee schedules.

The national recession of the late 1980s severely affected California and its effects have lingered. The magnitude of California's military-industrial complex and effects of the recession resulted in a loss of more than 700,000 jobs. During 1994, however, the state's economy paralleled the broad-based expansion occurring on the national level. In 1995 the state's economy outperformed expectations, with job growth rate exceeding the national average. Over 300,000 new jobs were added in 1995, with continued growth expected in 1996-97. The unemployment rate as of March 1996 was 7.7%. The per capita income for the state, adjusted for inflation, is not expected to return to pre-recession levels until sometime in 1997.

In early July 1994, both S&P and Moody's had lowered the bond ratings A+ to A and Aa to A1, respectively. In July 1996, S&P raised the credit rating on California's municipal and general obligation bonds from A to A+. This upward revision reflects the state's economic improvement and a balanced 1996-1997 budget.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

 2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

 3. Make loans, except through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

 4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

 6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies.

 9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Insured and Intermediate-Term Funds invest their uninvested daily cash balances in shares of the Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) their purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees,
ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing their shares (as determined under Rule 12b-1, as amended under federal securities laws), and iii) aggregate investments in any such money market fund do not exceed (A) the greater of (i) 5% of their total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities, in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk (*).

                             Positions and Offices  Principal Occupation During
  Name, Age and Address      with the Trust        the Past Five Years

  Frank H. Abbott, III (75)                                   Trustee
  1045 Sansome St.
  San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

  Harris J. Ashton (64)                                       Trustee
  General Host Corporation
  Metro Center, 1 Station Place
  Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.

*Harmon E. Burns (51)                                         Vice President
  777 Mariners Island Blvd.                                   and Trustee
  San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

  S. Joseph Fortunato (64)                                    Trustee
  Park Avenue at Morris County
  P. O. Box 1945
  Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 57 of the investment companies in the Franklin Templeton Group of Funds.

  David W. Garbellano (81)                                    Trustee
  111 New Montgomery St., #402
  San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)                                      Chairman of
  777 Mariners Island Blvd.                                   the Board
  San Mateo, CA 94404                                         and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)                                  President and
  777 Mariners Island Blvd.                                   Trustee
  San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.

  Frank W. T. LaHaye (67)                                     Trustee
  20833 Stevens Creek Blvd.
  Suite 102
  Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee or managing general partner, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

  Gordon S. Macklin (68)                                      Trustee
  8212 Burning Tree Road
  Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., MCI Communications, Inc., MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), Fusion Systems Corporation (industrial technology), and Source One Mortgage Services Corporation (information services); and director, trustee or managing general partner, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

  Kenneth V. Domingues (64)                                   Vice President -
  777 Mariners Island Blvd.                                   Financial
  San Mateo, CA 94404                                         Reporting and
                                                              Accounting
                                                              Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

  Martin L. Flanagan (36)                                     Vice President
  777 Mariners Island Blvd.                                   and Chief
  San Mateo, CA 94404                                         Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.

  Deborah R. Gatzek (47)                                      Vice President
  777 Mariners Island Blvd.                                   and Secretary
  San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.

  Thomas J. Kenny (33)                                        Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President, Franklin Advisers, Inc. and officer of eight of the investment companies in the Franklin Group of Funds.

  Diomedes Loo-Tam (57)                                       Treasurer and
  777 Mariners Island Blvd.                                   Principal
  San Mateo, CA 94404                                         Accounting
  Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

  Edward V. McVey (59)                                        Vice President
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $640 per month plus $640 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                             Number of Boards
                                           Total Fees         in the Franklin
                          Total Fees    Received from the     Templeton Group
                           Received    Franklin Templeton    of Funds on Which
Name                      from Trust*   Group of Funds**      Each Serves***
Frank H. Abbott, III...      $15,360         $162,420               31
Harris J. Ashton.......      $15,360         $327,925               55
S. Joseph Fortunato....      $15,360         $344,745               57
David W. Garbellano....      $15,360         $146,100               30
Frank W.T. LaHaye......      $14,720         $143,200               26
Gordon S. Macklin......      $15,360         $321,525               52

*For the fiscal year ended June 30, 1996.

**For the calendar year ended December 31, 1996.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 60 registered investment companies, with approximately 167 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of October 3, 1996, the officers and Board members, as a group, owned of record and beneficially approximately 130,829 shares, or less than 1% of the Money Fund's total outstanding shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT MANAGEMENT

AND OTHER SERVICES

Investment Manager and Services Provided. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Fund Administration. FT Services, a wholly owned subsidiary of Resources, provides certain administrative services and facilities for the Fund, including preparation and maintenance of books and records, preparation of tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is employed through a subcontract with Advisers and receives a monthly fee equivalent on an annual basis to 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets in excess of $1.2 billion. These fees are not separate expenses of the Fund, but are paid by Advisers.

Advisers acts as investment manager or administrator to 36 U.S. registered investment companies with 124 separate series. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages or administers. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Trust's Code of Ethics. (See "Miscellaneous Information - Summery of Code of Ethics.")

Management Fees. Under its management agreement, the Intermediate-Term and Insured Funds pay Advisers a management fee equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million. Each class of the Insured fund will pay its proportionate share of the management fee. The Money Fund pays a daily fee (payable at the request of the Manager) computed at the rate of 1/584 of 1% (approximately 5/8 of 1% per year) of the net assets of the Fund at the close of each business day on net assets up to and including $100 million; plus 1/730 of 1% (approximately 1/2 of 1% per year) of net assets over $100 million up to and including $250 million; and 1/811 of 1% (approximately 45/100 of 1% per year) of net assets over $250 million. The fee is computed at the close of business on the last business day of each month.

The management fee will be reduced as necessary to comply with the most stringent limits on Fund expenses of any state where the Fund offers its shares. Currently, the most restrictive limitation on the Fund's allowable expenses for each fiscal year, as a percentage of its average net assets, is 2.5% of the first $30 million in assets, 2% of the next $70 million, and 1.5% of assets over $100 million. Expense reductions have not been necessary based on state requirements.

For the fiscal years ended June 30, 1994, 1995 and 1996, the management fees the Fund was contractually obligated to pay Advisers and the management fees actually paid by the Fund, were as follows:

Fiscal Year Ended June 30, 1996:

                                             Contractual            Management
                                             Management              Fees Paid
                                                Fees                By the Fund
Money Fund................                  $3,083,906             $3,083,906
Insured Fund..............                  $7,290,593             $7,290,593
Intermediate-
Term Fund.................                  $  607,672             $  263,181
Fiscal Year Ended June 30, 1995:
                                             Contractual            Management
                                             Management              Fees Paid
                                                Fees                By the Fund
Money Fund................                  $3,419,037             $3,419,037
Insured Fund..............                  $6,703,306             $6,703,306
Intermediate-
 Term Fund................                  $  587,796             $  119,684
Fiscal Year Ended June 30, 1994:
                                             Contractual            Management
                                             Management              Fees Paid
                                                Fees                By the Fund
Money Fund................                  $3,529,248             $3,529,248
Insured Fund..............                  $6,959,870             $6,959,870
Intermediate-
 Term Fund................                 $   504,656           $     83,062

Management Agreement. The management agreements are in effect until March 31, 1997. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreements or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreements may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 30 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended June 30, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended June 30, 1996.

HOW DOES THE FUND BUY

SECURITIES FOR ITS PORTFOLIO?

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy bonds in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the

special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended June 30, 1994, 1995 and 1996, the Fund paid no brokerage commissions.

As of June 30, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                  Sales
Size of Purchase - U.S. dollars                  Charge
Under $30,000................................       3%
$30,000 but less than $100,000...............       2%
$100,000 but less than $400,000..............       1%
$400,000 or more.............................       0%

Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter prior to a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell Fund shares must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In addition, all payments mediums used to buy or sell shares of the Money Fund must be drawn on a U.S. bank, and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin accruing until the proceeds are collected, which may take a long period of time.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your Money Fund account, such as processing a large number of checks each month. Fees for special services will not increase the expenses borne by the Money Fund.

Multiple Accounts for Fiduciaries (Money Fund Only). Special procedures have been designed for banks and other institutions wishing to open multiple accounts. An institution may open a single master account by filing one application form with the Money Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them, or instructions may be provided to the Money Fund at a later date. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the Money Fund are applicable to each sub-account. The Money Fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

The Money Fund will provide to each institution, on a quarterly basis or more frequently if requested, a statement setting forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

HOW ARE FUND SHARES VALUED?

The Intermediate-Term Fund and each class of the Insured Fund calculate the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time, and the Money Fund calculates the Net Asset Value generally 3:00 p.m. Pacific time, each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The valuation of the Money Fund's portfolio securities, including any securities held in a separate account maintained for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund computed as described above may tend to be higher than a like computation made by the Fund with identical investments but utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Fund would be able to obtain a somewhat higher yield than would result from an investment in the Fund utilizing only market values, and existing investors in the Money Fund would receive less investment income. The opposite would be true in a period of rising interest rates.

The Money Fund's use of amortized cost, which helps the Money Fund maintain its Net Asset Value per share of $1.00, is permitted by a rule adopted by the SEC. Under this rule, the Money Fund must adhere to certain conditions. The Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and only buy instruments having remaining maturities of 397 calendar days or less. The Money Fund must also invest only in those U.S. dollar-denominated instruments that the Board determines present minimal credit risks. This means that they must be rated in one of the two highest rating categories by nationally recognized statistical rating agencies, or if unrated be deemed comparable in quality, or be instruments issued by an issuer that, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, has received a rating within the two highest rating categories. Securities subject to floating or variable interest rates with demand features that comply with applicable SEC rules may have stated maturities in excess of one year.

The Board has agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Money Fund's price per share at $1.00, as computed for the purpose of sales and redemptions. These procedures will include a review of the Money Fund's holdings by the Board, at such intervals as it may deem appropriate, to determine if the Money Fund's Net Asset Value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If a deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they will take corrective action that they regard as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a Net Asset Value per share by using available market quotations.

For the purpose of determining the aggregate net assets of the Intermediate-Term and Insured Funds, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

The Intermediate-Term and Insured Fund's portfolio securities are valued as stated in their Prospectuses. Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the Exchange. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the Exchange that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Intermediate-Term and Insured Funds:

1. Income dividends. The Intermediate-Term and Insured Funds receive income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Intermediate-Term or the Insured Funds' operations, is their net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Intermediate-Term and Insured Funds may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Distributions by the Intermediate-Term and Insured Funds derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Intermediate-Term or the Insured Funds as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Funds' shareholders. The Intermediate-Term and Insured Funds may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

The Money Fund's daily dividend includes accrued interest and any original issue and market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable Net Asset Value per share), less amortization of any premium paid on the purchase of portfolio securities and the estimated expenses of the Money Fund.

Distributions and distribution adjustments resulting from realized gains and losses on the sale of portfolio securities or from unrealized appreciation or depreciation in the value of portfolio securities are required to maintain a $1.00 Net Asset Value and may result in under or over distributions of investment company taxable income.

The Money Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. However, because under normal circumstances the Money Fund's portfolio is composed of short-term securities, the Money Fund does not expect to realize any long-term capital gains or losses. Any net short-term or long-term capital gains that are realized by the Money Fund (adjusted for any daily amounts of unrealized appreciation or depreciation and taking into account any capital loss carryforward or post October loss deferral) will generally be made once each year and may be distributed more frequently if necessary to avoid federal excise taxes. Any distributions of capital gain will be reinvested in additional shares of the Fund at Net Asset Value, unless you have previously elected to have them paid in cash.

If you withdraw the entire amount in your Money Fund account at any time during a month, all dividends accrued with respect to your account during that month up to the time of withdrawal will be paid in the same manner and at the same time as your withdrawal proceeds. You will receive a monthly summary of your account, including information about dividends reinvested or paid.

The Board may revise the Money Fund's dividend policy or postpone the payment of dividends, if warranted in its judgment, due to unusual circumstances such as a large expense, loss or unexpected fluctuation in net assets.

TAXES

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including its tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed, nor taxed to the Funds) to you by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. While it is not the primary investment objective of each Fund to invest in such obligations, each Fund is authorized to so invest for temporary or defensive purposes. To the extent that such investments are made, the Fund will provide you with the percentage of any dividends paid which may qualify for such tax-free treatment at the end of each calendar year. You should then consult with your own tax advisor with respect to the application of your state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from the Fund.

If you are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds, you should consult with your tax advisor before purchasing shares of the Fund.

The following information on redemptions and share basis reporting primarily concerns shareholders in the Insured and Intermediate-Term Funds.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you are subject to taxation, gain or loss will be recognized in an amount equal to the difference between your basis and the amount received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if your shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if you reinvest the sale proceeds in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss you realize upon a redemption of shares will be disallowed to the extent you buy other shares of such Fund (through reinvestment of dividends or otherwise) within 30 days before or 30 days after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased. Any loss realized upon the redemption of shares within six months from the date of your purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of Class I and Class II shares of the Insured Fund, aggregate underwriting commissions for the fiscal years ended June 30, 1994, 1995, and 1996 were $9,120,224, $3,795,114, and $6,000,521, respectively.
After allowances to dealers, Distributors retained $363,640, $254,497 and 396,891 in net underwriting discounts and commissions for the respective years and received $40,474 in connection with redemptions or repurchases of shares for the year ended June 30, 1996. For the Intermediate-Term Fund, aggregate underwriting commissions for the fiscal years ended June 30, 1994, 1995 and 1996 were $623,133, $177,913 and $206,859, respectively. After allowances to dealers, Distributors retained $81,979, $22,737 and 27,358 in net underwriting discounts and commissions for the respective years and received $9,939 in connection with redemptions or repurchases of shares for the year ended June 30, 1996. For the fiscal year ended June 30, 1996, Distributors received $5,658 in connection with redemptions or repurchases of shares of the Money Fund. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLANS

(INTERMEDIATE-TERM FUND AND INSURED FUND)

Each class of the Insured Fund has adopted a distribution plan ("Class I Plan" and "Class II Plan", respectively) pursuant to Rule 12b-1 of the 1940 Act. The Intermediate-Term Fund has also adopted a distribution plan pursuant to Rule 12b-1 (the "Intermediate-Term Plan"). The distribution plans for each Fund and class may be collectively referred to as the "Plans".

Under the Intermediate-Term plan, the Fund may pay up to a maximum of 0.10% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the Insured Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Insured Fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the Insured Fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

The Class II Plan. Under the Class II plan, the Insured Fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Insured Fund.

Under the Class II plan, the Insured Fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the Class II purchase.

The Class I and Class II Plans and the Intermediate-Term Plan. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. The Intermediate-Term plan may also be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended June 30, 1996, Distributors had eligible expenditures pursuant to the Intermediate-Term Plan and the Class I and Class II of the Insured Fund of $195,862, $1,440,258 and $184,713, respectively, for advertising, printing, and payments to underwriters and broker-dealers. The Intermediate-Term Fund and Class I and Class II of the Insured Fund paid $86,495, $1,226,908, and $49,923, respectively.

HOW DOES THE FUND MEASURE PERFORMANCE?

INTERMEDIATE-TERM AND INSURED FUNDS

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Intermediate-Term Fund and the classes of the Insured Fund to compute or express performance for each class follows. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total return for the Intermediate-Term Fund and each class of the Insured Fund for the indicated periods ended on June 30, 1996 were as follows:

                                                                       From
Fund Name                   One-Year    Five-Year   Ten-Year         Inception
Intermediate-Term Fund......   5.52%                              5.99%
Insured Fund - Class I .....   1.67%       6.41%       6.82%      7.78%
Insured Fund - Class II.....   3.67%                              4.62%

These figures were calculated according to the SEC formula:

      n
P(1+T) = ERV

where:

P  =  a hypothetical initial payment of $1,000

T  =  average annual total return

n  =  number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The cumulative total return will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for the Intermediate-Term Fund and each class of the Insured Fund for the indicated periods ended on June 30, 1996 were as follows:

                                                                 From
Fund Name                  One-Year      Five-Year    Ten-Year   Inception
Intermediate-Term Fund...                 5.52%                  24.56%
Insured Fund - Class I...     1.67%      36.41%      93.35      125.09%
Insured Fund - Class II..                 3.67%                   5.43%

YIELD

Current Yield. Current yield of the Intermediate-Term Fund and each class of the Insured Fund shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for the Intermediate-Term Fund and Class I and Class II of the Insured Fund for the 30-day period ended on June 30, 1996 were 4.93%, 4.88% and 4.50%, respectively.

These figures were obtained using the following SEC formula:

                   6
Yield = 2 [(a-b + 1) - 1]
            ---
             cd

where:

a = dividends and interest earned during the period

b =   expenses accrued for the period (net of
      reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d =   the maximum Offering Price per share on the last day of the period

Taxable-Equivalent Yield. The Fund may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for the Intermediate-Term Fund and Class I and Class II of the Insured Fund for the 30-day period ended on June 30, 1996 were 9.00%, 8.91% and 8.21%, respectively.

As of the date of this SAI, the state and combined state and federal income tax rates upon which the taxable-equivalent yield quotations are based were 9.30% and 45.22%, respectively. From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by the federal, state and local governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

CURRENT DISTRIBUTION RATE

Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for the Intermediate-Term Fund and for Class I and Class II of the Insured Fund are 4.84%, 5.26% and 4.69%, respectively.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rate for the Intermediate-Term Fund and Class I and Class II of the Insured Fund were 8.83%, 9.60% and 8.56%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For investors who are permitted to buy Class I shares without a sales charge, sales literature about Class I may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

c) Donoghue's Money Fund Report(R) - industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

d) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

e) Bond Buyer 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

f) Bond Buyer 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

g) Financial publications: The Wall Street Journal, Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

h) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

i) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

j) Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the Los Angeles Times and the San Francisco Chronicle.

k) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its class.

l) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

m) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

n) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o) Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

p) Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MONEY FUND

YIELD

Current Yield. Current yield for the Money Fund shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). The Money Fund's current yield for the seven day period ended June 30, 1996, was 2.66%.

Effective Yield. The Money Fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The Money Fund's effective yield for the seven day period ended June 30, 1996, was 2.69%.

This figure was obtained using the following SEC formula:

Effective Yield = [(Base Period Return + 1)365/7]-1

Taxable-Equivalent Yields. The Money Fund may also quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the Fund's yield. These yields are computed by dividing the portion of the Fund's yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the Money Fund's yield that is not tax-exempt, if any. The Fund's taxable-equivalent yield based on the Fund's current yield for the seven day period ended June 30, 1996, was 4.85%. The Fund's taxable-equivalent effective yield based on the Fund's effective yield for the seven day period ended June 30, 1996, was 4.91%.

The tax rate and advertisement discussions under the subcaption "Tax Equivalent Yield," with respect to the Insured and Intermediate-Term Funds apply as well to advertisements of tax equivalent yield by the Money Fund.

COMPARISONS

To help you better evaluate how an investment in the Money Fund may satisfy your investment objective, advertisements and other materials about the Money Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) IBC/Donoghue's Money Fund Report(R) - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

b) Bank Rate Monitor - A weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Lipper - Mutual Fund Performance Analysis and, Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) Salomon Brothers Bond Market Roundup - A weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long term government bonds, Treasury bills, and inflation.

g) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

ALL FUNDS

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $145.9 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 116 U.S. based mutual funds to the public.
The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $43 billion in municipal bond assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin's municipal research team ranked number 2 out of 800 investment advisory firms surveyed by TMS Holdings, Inc. as of March 31, 1996.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time advertisements or sales material issued by the Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended June 30, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Class II - The Insured Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Intermediate-Term and Money Fund are considered Class I Shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin
Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is for the Intermediate-term Fund 2.25% and for the Insured Fund 4.25% for Class I and 1% for Class II.

Prospectus - The prospectus for the Fund dated November 1, 1996, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch

AAA: Municipal bonds rated AAA are considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefor impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus are not used for the AAA and the DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

Moody's

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+)

designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

Moody's

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch's

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                          FRANKLIN CALIFORNIA TAX-FREE TRUST
                                  File Nos. 2-99112
                                       811-4356
                                      FORM N-1A
                                        PART C
                                  OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

  a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated June 30, 1996 as filed with the SEC electronically on form type N-30D on September 10, 1996.

       (i)   Report of Independent Auditors

       (ii)  Statement of Investments in Securities and Net Assets - June 30,
             1996

       (iii)Statements of Assets and Liabilities - June 30, 1996

       (iv)  Statements of Operations - for the year ended June 30, 1996

       (v) Statements of Changes in Net Assets - for the years ended June 30, 1996 and 1995

       (vi)  Notes to Financial Statements

  b) Exhibits:

    The following exhibits are incorporated by reference, except exhibits 5(iii), 11(i), 15(iii), 18(i), 27(i), 27(ii), 27(iii)and 27(iv) which are attached herewith.

   (1)  copies of the charter as now in effect;

         (i)   Agreement and Declaration of Trust dated July 18, 1985
               Filing: Post-Effective Amendment No. 12 to
               Registration on Form N-1A
               File No. 2-99112
               File Date:  April 21, 1995

         (ii) Certificate of Amendment of Agreement and Declaration of Trust for the Franklin California Tax-Free Trust dated July 22, 1992
               Filing: Post-Effective Amendment No. 12 to
               Registration on Form N-1A
               File No. 2-99112
               File Date: April 21, 1995

       (iii) Certificate of Amendment of Agreement and Declaration of Trust of Franklin California Tax- Free Trust dated March 21, 1995
               Filing: Post-Effective Amendment No. 12 to
               Registration on Form N-1A
               File No. 2-99112
               File Date: April 21, 1995

 (2)   copies of the existing By-Laws or instruments corresponding thereto;

       (i)   By-Laws
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

       (ii)  Amendment to By-Laws dated January 18, 1994
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

 (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

       Not Applicable

 (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

       Not Applicable

 (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

       (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated November 1, 1986
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

       (ii) Management Agreement between Registrant on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund and Franklin Advisers, Inc. dated September 21, 1992
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

       (iii)Amendment dated August 1, 1995 to the Management Agreement between Franklin California Tax-Free Trust and Franklin Advisers, Inc., dated September 21, 1992

 (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

       (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 20, 1995
             Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
             File No. 2-99112
             File Date: September 1, 1995

       (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers
             Registrant: Franklin Tax-Free Trust
             Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
             File No. 2-94222
             Date: March 14, 1996

 (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

       Not Applicable

 (8) copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

       (i) Custodian Agreement between Registrant and Bank of America NT & SA dated August 15, 1985
             Filing:  Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date:  April 21, 1995

       (ii) Amendment to Custodian Agreement between Registrant and Bank of America NT & SA dated April 2, 1990
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

       (iii)Copy of Custodian Agreements between Registrant   and Citibank
             Delaware:
             1. Citicash Management ACH Customer Agreement
             2. Citibank Cash Management Services Master Agreement
             3. Short Form Bank Agreement - Deposits and Disbursements of Funds
             Registrant: Franklin Premier Return Fund
             Filing: Post-Effective Amendment No. 54 to Registration on Form
             N-1A
             File No. 2-12647
             Filing Date: February 27, 1995

       (iv) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
             Registrant: Franklin New York Tax-Free Trust
             Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
             File No. 33-7785
             Filing Date: March 1, 1996

       (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
             Registrant: Franklin New York Tax-Free Trust
             Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
             File No. 33-7785
             Filing Date: March 1, 1996

 (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

       (i) Agreement between Registrant and Financial Guaranty Insurance Company dated September 3, 1985
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

       (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

 (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

       Not Applicable

 (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement as required by Section 7 of the 1933 Act;

       (i)   Consent of Independent Auditors

 (12) all financial statements omitted from Item 23;

       Not Applicable

 (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

       (i)   Letter of Understanding dated April 12, 1995
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

 (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents mailing up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

       Not Applicable

 (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

       (i) Distribution Plan pursuant to Rule 12b-1 dated July 1, 1993 between Franklin/Templeton Distributors, Inc. and the Registrant on behalf of the Franklin California
             Intermediate-Term Tax-Free Income Fund
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

       (ii) Distribution Plan pursuant to Rule 12b-1 dated May 1, 1994 between Franklin/Templeton Distributors, Inc. and the Registrant on behalf of the Franklin California Insured Tax-Free Income Fund
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

       (iii)Distribution Plan pursuant to Rule 12b-1 between
             Franklin/Templeton Distributors, Inc. and the Registrant on behalf of the Franklin California Insured Tax-Free Income Fund - Class II

 (16) schedule for computation of each performance quotation provided in the registration statement in response to item 22.

       (i)  Schedule for Computation of Performance Quotations
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

 (17) Power of Attorney

       (i)  Power of Attorney dated February 16, 1995
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

       (ii) Certificate of Secretary dated February 16, 1995
             Filing: Post-Effective Amendment No. 12 to
             Registration on Form N-1A
             File No. 2-99112
             File Date: April 21, 1995

 (18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

       (i)   Form of Multiple Class Plan

 (27) Financial Data Schedule Computation

       (i)   Financial Data Schedule for Franklin California
             Insured Tax-Free Income Fund - Class I

       (ii)  Financial Data Schedule for Franklin California
             Insured Tax-Free Income Fund - Class II

       (iii) Financial Data Schedule for Franklin California
             Tax-Exempt Money Fund

       (iv)  Financial Data Schedule for Franklin California
             Intermediate-Term Tax-Free Income Fund

ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            none

ITEM 26   NUMBER OF HOLDERS OF SECURITIES

As of July 31, 1996 the number of record holders of each class of securities of the Registrant was as follows:

TITLE OF CLASS                             NUMBER OF RECORD HOLDERS

Shares of Beneficial Interest              CLASS I         CLASS II
of the Franklin California
Insured Tax-Free Income Fund:              21,641            474

Shares of Beneficial Interest
of the Franklin California
Tax-Exempt Money Fund:                     24,397              N/A

Shares of Beneficial Interest
of the Franklin California
Intermediate-Term Tax-Free
Income Fund:                               1,811              N/A

ITEM 27   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, enforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 29   PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund, Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Securities Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not Applicable. Registrant's principal underwriter is an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

The Registrant hereby undertakes to comply with the information requirement in
Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of October, 1996.

                                    FRANKLIN CALIFORNIA TAX-FREE TRUST
                                    (Registrant)
                                    By:  RUPERT H. JOHNSON, JR.*
                                          Rupert H. Johnson, Jr.
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*           Principal Executive Officer and
Rupert H. Johnson, Jr.            Trustee
                                    Dated:  October 29, 1996

FRANK H. ABBOTT, III*             Trustee
Frank H. Abbott, III                Dated:  October 29, 1996

HARRIS J. ASHTON*                 Trustee
Harris J. Ashton                    Dated:  October 29, 1996

HARMON E. BURNS*                  Trustee
Harmon E. Burns                     Dated:  October 29, 1996

MARTIN L. FLANAGAN*               Principal Financial Officer
Martin L. Flanagan                  Dated:  October 29, 1996

S. JOSEPH FORTUNATO*              Trustee
S. Joseph Fortunato                 Dated:  October 29, 1996

DAVID W. GARBELLANO*              Trustee
David W. Garbellano                 Dated:  October 29, 1996

CHARLES B. JOHNSON*               Trustee
Charles B. Johnson                  Dated:  October 29, 1996

FRANK W.T. LAHAYE*                Trustee
Frank W.T. LaHaye                   Dated:  October 29, 1996

DIOMEDES LOO-TAM*                 Principal Accounting Officer
Diomedes Loo-Tam                    Dated:  October 29, 1996

GORDON S. MACKLIN*                Trustee
Gordon S. Macklin                   Dated:  October 29, 1996

*BY  /s/ Larry L. Greene
     Larry L. Greene, Attorney-in-Fact
     (Pursuant to Power of Attorney previously filed)


                          FRANKLIN CALIFORNIA TAX-FREE TRUST
                                REGISTRATION STATEMENT
                                    EXHIBITS INDEX

EXHIBIT NO.                      DESCRIPTION                      LOCATION

EX-99.B1(i)        Agreement and Declaration of Trust dated July   *
                   18, 1985

EX-99.B1(ii)       Certificate of Amendment of Agreement and       *
                   Declaration of Trust for the Franklin
                   California Tax-Free Trust dated July 22, 1992

EX-99.B1(iii)      Certificate of Amendment of Agreement and       *
                   Declaration of Trust of Franklin California
                   Tax-Free Trust dated March 21, 1995

EX-99.B2(i)        By-Laws                                         *

EX-99.B2(ii)       Amendment to By-Laws dated January 18, 1994     *

EX-99.B5(i)        Management Agreement between Registrant and     *
                   Franklin Advisers, Inc., dated November 1, 1986

EX-99.B5(ii)       Management Agreement between Registrant on      *
                   behalf of the Franklin Intermediate-Term
                   Tax-Free Income Fund and Franklin Advisers,
                   Inc., dated September 21, 1992

EX-99.B5(iii)      Amendment dated August 1, 1995 to the           Attached
                   Management agreement between Franklin
                   California Tax-Free Trust and Franklin
                   Advisers, Inc., dated September 21, 1992

EX-99.B6(i)        Amended and Restated Distribution Agreement     *
                   between Registrant and Franklin/Templeton
                   Distributors, Inc., dated March 20, 1995

EX-99.B6(ii)       Forms of Dealer Agreements between              *
                   Franklin/Templeton Distributors, Inc., and
                   Securities dealers

EX-99.B8(i)        Custodian Agreement between Registrant and      *
                   Bank of America NT & SA dated August 15, 1985

EX-99.B8(ii)       Amendment to Custodian Agreement between        *
                   Registrant and Bank of America NT & SA dated
                   April 2, 1990

EX-99.B8(iii)      Copy of Custodian Agreements between            *
                   Registrant and Citibank Delaware

EX-99.B8(iv)       Master Custody Agreement between                *
                   Registrant and Bank of New York dated February
                   16, 19956

EX-99.B8(v)        Terminal Link Agreement between Registrant and  *
                   Bank of New York dated February 16, 1996

EX-99.B9(i)        Agreement between Registrant and Financial      *
                   Guaranty Insurance Company dated September 3,
                   1985

EX-99.B9(ii)       Amendment to Agreement between Registrant and   *
                   Financial Guaranty Insurance Company dated
                   November 24, 1992

EX-99.B11(i)       Consent of Independent Auditors                 Attached

EX-99.B13(i)       Letter of Understanding dated April 12, 1995    *

EX-99.B15(i)       Distribution Plan pursuant to Rule 12b-1 dated  *
                   July 1, 1993 between Franklin/Templeton
                   Distributors, Inc., and the Registrant on behalf of the Franklin California
                   Intermediate-Term Tax-Free Income Fund

EX-99.B15(ii)      Distribution Plan pursuant to Rule 12b-1 dated  *
                   May 1, 1994 between Franklin/Templeton
                   Distributors, Inc., and the Registrant on behalf of the Franklin California Insured
                   Tax-Free Income Fund

EX-99.B15(iii)     Distribution Plan pursuant to Rule 12b-1        Attached
                   between Franklin/Templeton Distributors, Inc., and the Registrant on behalf of the Franklin
                   California Insured Tax-Free Income Fund

EX-99.B16(i)       Schedule for Computation of Performance         *
                   Quotations

EX-99.B17(i)       Power of Attorney dated February 16, 1995       *

EX-99.B17(ii)      Certificate of Secretary dated February 16,     *
                   1995

EX-99.B18(i)       Multiple Class Plan                             Attached

EX-27.B(i)         Financial Data Schedule for Franklin            Attached
                   California Insured Tax-Free Income Fund -
                   Class I

EX-27.B(ii)        Financial Data Schedule for Franklin            Attached
                   California Insured Tax-Free Income Fund -
                   Class II

EX-27.B(iii)       Financial Data Schedule for Franklin            Attached
                   California Tax-Exempt Money Fund

EX-27.B(iv)        Financial Data Schedule for Franklin            Attached
                   California Intermediate-Term Tax-Free Income
                   Fund


*Incorporated by reference